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                                                    Exhibit 10(g)


                   AMOCO EMPLOYEE SAVINGS PLAN


                     As Amended and Restated


                          July 1, 1996

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ARTICLE I INTRODUCTION                                           1
  1.1 JULY 1, 1996 AMENDMENT AND RESTATEMENT OF PLAN             1
  1.2 COMPLIANCE WITH CODE AND ERISA                             1
  1.3 EXCLUSIVE BENEFIT OF PARTICIPANTS                          1
  1.4 LIMITATION ON RIGHTS CREATED BY PLAN                       2
  1.5 APPLICATION OF PLAN'S TERMS                                2
  1.6 BENEFITS NOT GUARANTEED                                    2

ARTICLE II DEFINITIONS                                           3
  2.1 ADMINISTRATIVE AND RECORDKEEPING SERVICES AGREEMENT        3
  2.2 AFFILIATED COMPANY                                         3
  2.3 AFTER-TAX SAVINGS CONTRIBUTIONS                            4
  2.4 ALTERNATE PAYEE                                            4
  2.5 AMOCO                                                      4
  2.6 APPLICABLE COMPENSATION                                    4
  2.7 BENEFICIARY                                                5
  2.8 CASUAL EMPLOYEE                                            5
  2.9 CODE                                                       6
  2.10 EMPLOYEE                                                  6
  2.11 EMPLOYER                                                  6
  2.12 ENTRY DATE                                                6
  2.13 ERISA                                                     6
  2.14 HIGHLY-COMPENSATED EMPLOYEE                               6
  2.15 HOUR OF SERVICE                                           9
  2.16 NORMAL RETIREMENT AGE                                    11
  2.17 PART-TIME EMPLOYEE                                       11
  2.18 PARTICIPANT                                              11
  2.19 PLAN                                                     11
  2.20 PLAN YEAR                                                11
  2.21 REGULAR EMPLOYEE                                         11
  2.22 SAVINGS CONTRIBUTIONS                                    11
  2.23 SURVIVING SPOUSE                                         11
  2.24 TAX-DEFERRED SAVINGS CONTRIBUTIONS                       12
  2.25 TEMPORARY EMPLOYEE                                       12
  2.26 TRUST AGREEMENT                                          12
  2.27 TRUST FUND                                               12
  2.28 TRUSTEE                                                  12

ARTICLE III PARTICIPATION                                       13
  3.1 ELIGIBLE CLASS                                            13
  3.2 PARTICIPATION                                             13
  3.3 END OF PARTICIPATION                                      14
  3.4 REENTRY OF FORMER PARTICIPANT                             14

ARTICLE IV SAVINGS CONTRIBUTIONS BY PARTICIPANTS                15
  4.1 SAVINGS CONTRIBUTIONS                                     15
  4.2 ENROLLMENT FOR SAVINGS CONTRIBUTIONS                      15
  4.3 COLLECTION OF SAVINGS CONTRIBUTIONS                       16
  4.4 CHANGE IN SAVINGS CONTRIBUTIONS                           16
     (A) INCREASE OR REDUCTION                                  16
     (B) SUSPENSION                                             16
     (C) RESUMPTION                                             16
     (D) PLAN ADMINISTRATOR RULES                               16
  4.5 CONTRIBUTIONS CONTINGENT ON DEDUCTABILITY                 16
  4.6 RETURN OF EMPLOYER CONTRIBUTIONS                          17
  4.7 TWO SEPARATE CONTRACTS                                    17
  4.8 401(K) TAX-DEFERRED SAVINGS CONTRIBUTIONS LIMITS          17
  4.9 401(K) DEFERRAL PERCENTAGE                                18
  4.10  HIGHER AND LOWER PAID GROUPS                            19
     (A) HIGHER PAID GROUP                                      19
     (B) LOWER PAID GROUP                                       19
  4.11 MONITORING PARTICIPANTS' 401(K) DEFERRAL PERCENTAGES;
  ADJUSTMENTS                                                   19
     (A) ADJUSTMENTS FROM THE TOP DOWN                          19
     (B) TIMING OF ADJUSTMENTS                                  19
     (C) EARNINGS ON EXCESS TAX-DEFERRED SAVINGS CONTRIBUTIONS  20
     (D) ANNUAL ADDITIONS FOR CODE SECTION 415                  21
  4.12 LIMIT ON TDS CONTRIBUTIONS                               21
  4.13 DIRECT ROLLOVER CONTRIBUTIONS                            22

ARTICLE V COMPANY MATCHING CONTRIBUTIONS                        24
  5.1 COMPANY MATCHING CONTRIBUTIONS                            24
  5.2 TIME OF CONTRIBUTION                                      24
  5.3 401(M) LIMITS                                             24
  5.4 401(M) CONTRIBUTION PERCENTAGE                            25
  5.5 401(K)/(401(M) COMBINED LIMIT                             26
     (A) MULTIPLE USE TEST                                      26
     (B) CORRECTION OF VIOLATION                                26

ARTICLE VI ACCOUNTS AND CREDITS                                 28
  6.1 ESTABLISHMENT OF ACCOUNTS                                 28
  6.2 CREDITING PARTICIPANTS' SAVINGS CONTRIBUTIONS             28
  6.3 CREDITING MATCHING CONTRIBUTIONS                          28
  6.4 CREDITING ROLLOVERS                                       28
  6.5 CHARGE TO ACCOUNTS                                        29
  6.6 ANNUAL LIMITS                                             29

ARTICLE VII INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE32
  7.1 INVESTMENT FUNDS                                          32
  7.2 INVESTMENT DIRECTIONS AND TRANSFERS AMONG FUNDS           32
     (A) INVESTMENT OF ACCOUNTS                                 32
     (B) MANNER AND TIME OF GIVING DIRECTIONS                   33
  7.3 VALUATION OF ASSETS                                       33
  7.4 CREDITING INVESTMENT EXPERIENCE                           34
  7.5 RISK OF LOSS                                              34
  7.6 INTERESTS IN THE FUNDS                                    35
  7.7 SOLE SOURCE OF BENEFITS                                   35

ARTICLE VIII LOANS TO PARTICIPANTS                              36
  8.1 PLAN ADMINISTRATOR SHALL ADMINISTER THE LOAN PROGRAM      36
  8.2 AVAILABILITY OF LOANS                                     36
  8.3 PROMISSORY NOTE                                           36
  8.4 CONDITIONS OF LOAN                                        36
     (A) MAXIMUM AMOUNT                                         36
     (B) MINIMUM AMOUNT                                         37
     (C) REPAYMENT PERIOD                                       37
     (D) INTEREST RATE                                          37
     (E) SECURITY FOR REPAYMENT                                 37
     (F) REPAYMENT                                              37
     (G) PREPAYMENT                                             38
     (H) DEFAULT                                                38
     (I) FEES                                                   39
  8.5 ACCOUNTING FOR LOANS                                      40
     (A) SOURCE OF LOAN                                         40
     (B) LOAN INVESTMENT ACCOUNT                                40
     (C) DISTRIBUTION UPON DEFAULT                              41

ARTICLE IX IN-SERVICE WITHDRAWALS                               42
  9.1 WITHDRAWALS FROM AFTER-TAX SAVINGS ACCOUNT                42
  9.2 WITHDRAWALS FROM ROLLOVER ACCOUNT                         42
  9.3 WITHDRAWALS FROM COMPANY CONTRIBUTION ACCOUNT             42
  9.4 HARDSHIP WITHDRAWALS FROM TAX-DEFERRED SAVINGS ACCOUNT    43
  9.5 ORDER OF ASSET LIQUIDATION FOR ALL WITHDRAWALS            44
  9.6 OUTSTANDING LOAN                                          44

ARTICLE X DISTRIBUTIONS                                         45
  10.1 DISTRIBUTION UPON RETIREMENT                             45
     (A) AMOUNT                                                 45
     (B) RETIREMENT DEFINED                                     45
     (C) FORM OF PAYMENT                                        45
  10.2 TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT OR DEATH   47
  10.3 REEMPLOYMENT                                             51
  10.4 $3,500 CASH-OUT                                          53
  10.5 REQUIRED DISTRIBUTION DATE                               53
  10.6 DISTRIBUTION UPON DEATH OF A PARTICIPANT                 53
     (A) IN GENERAL                                             53
     (B) DESIGNATION OF BENEFICIARY                             54
     (C) NO DESIGNATION                                         54
     (D) PAYMENT UNDER PRIOR DESIGNATION                        54
     (E) RISK OF LOSS                                           54
  10.7 REHIRE BEFORE DISTRIBUTION                               55
  10.8 WAIVER OF 30 DAY NOTICE                                  55

ARTICLE XI DIRECT ROLLOVERS                                     56
  11.1 DIRECT ROLLOVER                                          56
  11.2 DEFINITIONS                                              56
     (A) ELIGIBLE ROLLOVER DISTRIBUTION                         56
     (B) ELIGIBLE RETIREMENT PLAN                               56
     (C) DISTRIBUTEE                                            57
     (D) DIRECT ROLLOVER                                        57

ARTICLE XII AMENDMENT, MERGER AND TERMINATION OF PLAN           58
  12.1 AMENDMENT OF PLAN                                        58
  12.2 MERGER OF PLANS                                          58
  12.3 TERMINATION                                              58
  12.4 EFFECT OF TERMINATION                                    59

ARTICLE XIII NAMED FIDUCIARIES                                  60
  13.1 IDENTITY OF NAMED FIDUCIARIES                            60
     (A) NAMED FIDUCIARIES                                      60
     (B) PLAN ADMINISTRATOR                                     60
  13.2 RESPONSIBILITIES AND AUTHORITY OF PLAN ADMINISTRATOR     60
  13.3 RESPONSIBILITIES AND AUTHORITY OF TRUSTEE                60
  13.4 RESPONSIBILITIES OF AMOCO                                61
  13.5 RESPONSIBILITIES NOT SHARED                              61
  13.6 DUAL FIDUCIARY CAPACITY PERMITTED                        61
  13.7 ACTIONS BY AMOCO                                         61
  13.8 ADVICE                                                   61
  13.9 DESIGN DECISIONS                                         62

ARTICLE XIV PLAN ADMINISTRATOR                                  63
  14.1 APPOINTMENT                                              63
  14.2 NOTICE TO TRUSTEE                                        63
  14.3 ADMINISTRATION OF PLAN                                   63
  14.4 REPORTING AND DISCLOSURE                                 63
  14.5 RECORDS                                                  63
  14.6 CLAIMS REVIEW PROCEDURE                                  64
  14.7 ADMINISTRATIVE DISCRETION; FINAL AUTHORITY               66

ARTICLE XV PARTICIPATING EMPLOYERS                              67
  15.1 ADOPTION BY OTHER EMPLOYERS                              67
  15.2 DESIGNATION OF AGENT                                     67
  15.3 EMPLOYEE TRANSFERS                                       67
  15.4 DISCONTINUANCE OF PARTICIPATION                          67
  15.5 PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE        67

ARTICLE XVI MISCELLANEOUS                                       69
  16.1 QUALIFIED DOMESTIC RELATIONS ORDERS                      69
  16.2 NONALIENATION OF BENEFITS                                69
  16.3 PAYMENT OF MINORS AND INCOMPETENTS                       70
  16.4 CURRENT ADDRESS OF PAYEE                                 70
  16.5 DISPUTES OVER ENTITLEMENT TO BENEFITS                    70
  16.6 PAYMENT OF BENEFITS                                      70
  16.7 TOP-HEAVY PLAN PROVISIONS                                71
     (A) APPLICABILITY OF SECTION                               71
     (B) DEFINITIONS                                            71
     (C) MINIMUM CONTRIBUTION                                   74
  16.8 RULES OF CONSTRUCTION                                    75
  16.9 TEXT CONTROLS                                            75
  16.10 APPLICABLE STATE LAW                                    75
  16.11 PLAN ADMINISTRATION EXPENSES                            75
  16.12 VOTING AND TENDERING OF AMOCO STOCK                     76
  16.13 TRANSFER OF ABANDONED ESOP ASSETS TO PLAN               77
  16.14 SEVERABILITY                                            78
  16.15 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS
  ACT OF 1994 ("USERRA")                                        78
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                            ARTICLE I

                          INTRODUCTION



     1.1   July 1, 1996 Amendment and Restatement of Plan.   This

document  amends and restates in its entirety the Amoco  Employee

Savings Plan (the "Plan"), effective as of July 1, 1996.   Except

as otherwise specifically provided herein, this restatement shall apply only to contributions to the Plan, and the operation of the

Plan,  from  and after July 1, 1996.  The operation of  the  Plan before  July  1,  1996, shall be determined under the  applicable instruments then in effect, except as otherwise provided  herein.

Effective  July 1, 1996 (except to the extent that  a  particular provision of the Plan specifies a different effective date),  the

Plan  is  hereby amended and restated to read in its entirety  as follows.

     1.2   Compliance with Code and ERISA.  This Plan is intended

to qualify as a profit-sharing plan under Code Section 401(a) and a  cash or deferred arrangement under Code Section 401(k).  It is also  intended to comply with the applicable provisions of ERISA.

The Plan will be interpreted in a manner that comports with these intentions.

     1.3  Exclusive Benefit of Participants.  The Plan is for the

exclusive   benefit  of  Participants  and  their  Beneficiaries.

Employer and Participant contributions are made to the Trust Fund for  the  purpose  of  accumulating a fund  for  distribution  to

Participants and their Beneficiaries in accordance with the Plan.

Except  as provided in Section 4.6, no part of the Trust Fund  or any  distribution  therefrom will be  used  for  or  diverted  to purposes other than for the exclusive benefit of Participants and their  Beneficiaries  and defraying the  reasonable  expenses  of administering the Plan and Trust Fund not paid by the Employer.

     1.4    Limitation  on  Rights  Created  by  Plan.    Nothing

appearing  in the Plan will be construed (a) to give  any  person any  benefit,  right  or  interest except as  expressly  provided herein, or (b) to create a contract of employment or to give  any

Employee  the  right to continue as an Employee or to  affect  or modify his terms of employment in any way.

     1.5   Application of Plan's Terms.  The benefits and  rights

of  a  Participant and his Beneficiaries under the Plan  will  be determined in accordance with the terms of the Plan that  are  in effect  on the date that contributions on a Participant's  behalf are  made  or  credited to his Accounts or on  the  date  of  the

Participant's   retirement,  death  or   other   termination   of

employment, whichever may be applicable.

     1.6  Benefits Not Guaranteed.  The Employer, the Trustee and

the  Plan  Administrator do not guarantee the payment of benefits

hereunder.   Benefits will be paid from the assets of  the  Trust

Fund and are limited to the amount of assets therein.



                           ARTICLE II

                           DEFINITIONS



     This  article contains a number of definitions of terms used in  the Plan.  Other terms are defined, explained or clarified in

other   articles.    This  is  done  for  convenience   of   Plan

administration.  There is no other significance to  the  location of a definition.

     2.1   "Administrative and Recordkeeping Services  Agreement"

means   the   instrument  executed  by   Amoco   and   the   Plan

Administrator,  as amended from time to time, fixing  the  rights

and   responsibilities  of  each  party  with  respect   to   the

administration of the Plan.

     2.2   "Affiliated Company" means (i) a corporation  (foreign

or  domestic) controlled by, controlling or under common  control with Amoco, by ownership, direct or indirect, of more than 80% of the  voting stock thereof, and any of their respective successors in  business;  (ii)  a trade or business which  is  under  common control  (as defined in Code Section 414(c)) with Amoco; (iii)  a corporation,  partnership or other entity  which,  together  with

Amoco, is a member of an affiliated service group (as defined  in

Code  Section  414(m));  (iv)  except  to  the  extent  otherwise provided  in  Treasury Regulations, a leasing  organization  with respect to the periods of service performed by an individual  who is a leased employee, within the meaning of Section 414(n) of the

Code,  with  respect  to  the Company or  an  Affiliated  Company

(determined  without regard to this paragraph (iv);  and  (v)  an organization  which  is  required to  be  aggregated  with  Amoco pursuant  to  regulations promulgated under Code Section  414(o),

provided  that an entity described in this Section shall  not  be considered an Affiliated Company during the period preceding  the date on which it becomes an Affiliated Company within the meaning of this Section.

     2.3   "After-Tax Savings Contributions" means  contributions

by  a  Participant made pursuant to his election which  does  not reduce his compensation subject to federal income taxation.

     2.4   "Alternate Payee" means an alternate payee within  the

meaning of Section 414(p)(8) of its Code and Section 206(d)(3)(K)

of ERISA.

     2.5    "Amoco"   means   Amoco   Corporation,   an   Indiana

Corporation, or its successor.

     2.6   "Applicable Compensation" means amounts paid by  Amoco

or  an  Affiliated  Company to an Employee  who  is  eligible  to participate  as  (i) basic salary and wages, including  forms  of base  pay  delivered  in  alternative forms  such  as  piecework;

payment   by   mileage   for   drivers;   overtime;   and   shift

differentials,  (ii) pay-in-lieu of vacation, (iii)  commissions,

(iv)  variable  incentive  payments,  (v)  bonuses  in  the  year received  while  an Employee, including foreign  service  premium

payments   made  prior  to  January  1,  1997,   (vi)  lump   sum

performance  awards, and (vii) amounts contributed on  behalf  of

the   Employee  to  a  cafeteria  plan  or  a  cash  or  deferred arrangement and not included in the Employee's gross  income  for federal income tax purposes under Section 125 or 402(e)(3) of the

Code,  but  excluding  (i)  sign-on,  retention,  severance   and

separation payments, (ii) reward and recognition payments,  (iii)

remuneration  received  attributable to  moving  and  educational expenses,  (iv) expense allowances and reimbursement for  federal income tax purposes, and (vi) any other items of remuneration.

     For any Plan Year beginning on or after January 1, 1989, the amount  of  Applicable Compensation taken into account under  the

Plan  for any Participant will not exceed $200,000 ($150,000  for

Plan  Years  beginning after December 31, 1993) or  such  greater amount  as  may  be  determined by the Commissioner  of  Internal

Revenue  for  that  year. In determining the  compensation  of  a

Participant for purposes of this limitation, the rules of section

414(q)(6) of the Code shall apply, except in applying such rules,

the   term  "family"  shall  include  only  the  spouse  of   the

Participant  and  any lineal descendants of the  Participant  who have  not attained age 19 before the close of the year.  If as  a result  of  the  application of such rules  the  adjusted  annual compensation limitation is exceeded, then the limitation shall be prorated  among  the affected individuals in proportion  to  each such  individual's compensation as determined under this  section prior to the application of this limitation.

     If  compensation for any prior determination period is taken into  account in determining a Participant's allocations for  the current  Plan Year, the compensation for such prior determination period is subject to the applicable annual compensation limit  in effect  for  that prior period.  For this purpose, in determining allocations in Plan Years beginning on or after January 1,  1989,

the annual compensation limit in effect for determination periods beginning before that date is $200,000 (as adjusted in accordance with  Code  Section  401(a)(17)).  In  addition,  in  determining allocations in Plan Years beginning on or after January 1,  1994,

the annual compensation limit in effect for determination periods beginning before that date is $150,000 (as adjusted in accordance with Code Section 401(a)(17)).

     2.7   "Beneficiary"  means a person or persons  (natural  or

otherwise) designated by a Participant in accordance with Section

10.6(b) to receive any death benefit payable under this Plan,  or if there is no such designation, the person (natural or otherwise entitled) to receive any death benefit in accordance with Section

10.6(c).

     2.8   "Casual  Employee" means a person who is employed  for

work  which is irregular or occasional in nature, and  who  works the  schedule of hours (either daily or weekly) in effect at  the place of employment for employees regularly assigned to the  same or similar work.

     2.9   "Code"  means the Internal Revenue Code  of  1986,  as

amended  from time to time, or any successor statute  enacted  in its place.

     2.10  "Employee" means a person who is an employee of  Amoco or an Affiliated Company.

     2.11  "Employer" means Amoco or any successor  organization,

and  any  other  entity of Amoco that adopts  the  Plan  for  its

Employees  with the consent of Amoco in accordance  with  Article

XV.   The term "Employer" may refer to each Employer individually or to all the Employers collectively, as the context may require.

     2.12 "Entry Date" means the date an Employee is eligible  to participate in the Plan pursuant to Section 3.2 and Section 3.4.

     2.13  "ERISA" means the Employee Retirement Income  Security

Act  of  1974,  as  amended from time to time, or  any  successor statute enacted in its place.

     2.14    "Highly-Compensated   Employee"   includes   highly-

compensated   active  Employees  and  highly-compensated   former

Employees.

     A  highly-compensated active Employee includes any  Employee who  performs  services for the Employer during the determination year and who, during the look-back year:

     (i)  received  compensation from the Employer in  excess  of

          $75,000 (as adjusted pursuant to section 415(d) of  the

          Code);

     (ii) received  compensation from the Employer in  excess  of

          $50,000 (as adjusted pursuant to section 415(d) of  the

          Code)  and was a member of the top-paid group for  such

          year; or

     (iii)      was  an  officer  of  an  Employer  and  received

          compensation during such year that is greater  than  50

          percent  of  the  dollar  limitation  in  effect  under

          section  415(b)(1)(A) of the Code; provided,  that  for

          purposes  of  this subparagraph (iii) no more  than  50

          Employees  of the Employers (or if lesser, the  greater

          of 3 employees or 10 percent of the Employees) shall be

          treated as officers.

The term highly-compensated Employee also includes:

     (i)  Employees  who  are  both described  in  the  preceding

          sentence   if   the   term  "determination   year"   is

          substituted  for  the term "look-back  year,"  and  the

          Employee  is one of the 100 Employees who received  the

          most   compensation  from  the  Employer   during   the

          determination year; and

     (ii) Employees  who are 5 percent owners at any time  during the look-back year or determination year.

     If  no officer has satisfied the compensation requirement of

(iii),  above, during either a determination year or a  look-back year, the highest paid officer for such year shall be treated  as a highly-compensated Employee.

     For  this purpose, the determination year shall be the  Plan

Year.    The   look-back  year  shall  be  the  12-month   period

immediately preceding the determination year.

     A  highly-compensated former Employee includes any  Employee who  separated  from  service (or was deemed to  have  separated)

prior  to  the  determination year, returns to  service  for  the

Employer  during  the  determination  year,  and  was  a  highly-

compensated active Employee for either the separation year or any determination  year  ending  on  or  after  the  Employee's  55th birthday.

     If  an Employee is, during a determination year or look-back year,  a  family  member of either a 5 percent owner  who  is  an active or former Employee or a highly-compensated Employee who is one  of  the 10 most highly-compensated Employees ranked  on  the basis of compensation paid by the Employer during such year, then the  family  member  and the 5 percent owner  or  top-10  highly-

compensated  Employee shall be aggregated.   In  such  case,  the

family  member  and  5 percent owner or top-10 highly-compensated

Employee   shall  be  treated  as  a  single  Employee  receiving

compensation and plan contributions or benefits equal to the  sum of  such compensation and contributions or benefits of the family member and 5 percent owner or top-10 highly-compensated Employee.

For  purposes of this section, family member includes the spouse,

lineal  ascendants  and  descendants of the  Employee  or  former

Employee   and   the  spouses  of  such  lineal  ascendants   and

descendants.

     For purposes of this Section 2.14 and the determination of a

Highly-Compensated Employee, the term "Compensation"  shall  mean compensation  as  defined  in Code Section  414  (q)(7)  and  the regulations thereunder.

     The  determination of who is a highly-compensated  Employee,

including  the  determination  of  the  number  and  identity  of

Employees  in  the  top-paid group, the top  100  Employees,  the number of Employees treated as officers and the compensation that is  considered, will be made in accordance with section 414(q) of the Code and the Regulations thereunder.

     Effective  for  the  Plan Year beginning December  1,  1989,

pursuant  to  Internal  Revenue Code of 1986  Regulation  Section

1.414(q)-IT,  Q&A  14(b), the look-back year  calculation  for  a determination  year shall be made on the basis  of  the  calendar year ending with the applicable determination year.

     2.15  "Hour  of  Service"  for purposes  of  determining  an

Employee's eligibility to participate under Section 3.2 and  Year of Vesting Service under Section 10.2(b), means:

          (1)   Each  hour  for  which an Employee  is  paid,  or

     entitled  to payment for the performance of duties  for  the

     Employer.  These hours will be credited to the Employee  for the  computation period in which the duties  are  performed;

     and

          (2)   Each  hour  for  which an Employee  is  paid,  or

     entitled to payment, by the Employer on account of a  period of  time  during which no duties are performed (irrespective of  whether the employment relationship has terminated)  due

     to   vacation,   holiday,  illness,  incapacity   (including

     disability), layoff, jury duty, military duty  or  leave  of absence.  No more than 501 hours of service will be credited under  this  paragraph  for  any  single  continuous  period

     (whether  or  not such period occurs in a single computation period).  Hours under this paragraph will be calculated  and credited  pursuant to section 2530.200b-2 of the  Department of  Labor Regulations which is incorporated herein  by  this reference; and

          (3)   Each  hour  for which back pay,  irrespective  of

     mitigation of damages, is either awarded or agreed to by the

     Employer.   The same hours of service will not  be  credited

     both  under paragraph (1) or paragraph (2), as the case  may be,  and  under  this paragraph (3).  These  hours  will  be credited  to  the  Employee for the  computation  period  or periods to which the award or agreement pertains rather than the  computation  period in which the  award,  agreement  or payment is made.

     Hours  of service will be credited for employment with other members  of  an  affiliated  service group  (under  Code  Section

414(m)),  a  controlled  group  of  corporations  (under  Section

414(b)), or a group of trades or businesses under common  control

(under Code Section 414(c)) of which the adopting Employer  is  a member,  and any other entity required to be aggregated with  the

Employer pursuant to Code Section 414(o).

     An individual who is a "leased employee" (within the meaning of  Section  414(n) or (o) of the Code) of Amoco or an Affiliated

Company  shall  be  credited with Hours of Service  to  the  same extent  as  if  he  had been employed and paid  by  Amoco  or  an

Affiliated Company for which he performs services, provided  that a leased employee shall not be credited with Hours of Service for any  period  during which the safe harbor requirement of  Section

414(a)(5)  of the Code is satisfied with respect to  such  leased employee.

     Solely  for  purposes  of determining  whether  a  break  in service  for participation has occurred in a computation  period,

an  individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise  have  been credited to such individual  but  for  such absence, or in any case in which such hours cannot be determined,

8 hours of service per day of such absence.  For purposes of this paragraph,  an  absence  from  work for  maternity  or  paternity reasons  means  an  absence (1) by reason  of  pregnancy  of  the individual,  (2)  by  reason  of  a  birth  of  a  child  of  the individual,  (3) by reason of the placement of a child  with  the individual in connection with the adoption of such child by  such individual,  or (4) for purposes of caring for such child  for  a period  beginning immediately following such birth or  placement.

The  Hours  of  Service credited under this  paragraph  shall  be credited  (1)  in  the computation period in  which  the  absence begins  if  the  crediting is necessary to  prevent  a  break  in service  in  that  period,  or (2) in all  other  cases,  in  the following computation period.

     2.16 "Normal Retirement Age" means age 65.

     2.17 "Part-Time Employee" means a person who is assigned  to a  position  which  is established to fill regular  and  ordinary employment  requirements, which is expected to  continue  for  an indefinite period of time, and in which the employee is  able  to work a schedule of up to 35 hours per week.

     2.18  "Participant"  means an Employee  or  former  Employee whose participation in the Plan has begun and has not yet ended.

     2.19  "Plan" means the Amoco Employee Savings Plan,  as  set forth  in this Plan document, and as it may be amended from  time to time.

     2.20  "Plan  Year" effective January 1, 1991, means  the  12 consecutive month period beginning on each January 1  during  the continuance  of the Plan. "Plan Year" shall also  mean  the  time period  January  1, 1989 through November 30, 1989;  December  1,

1989  through  November  30, 1990 and December  1,  1990  through

December 31, 1990.

     2.21 "Regular Employee" means a person who is assigned to  a position  which requires full-time service as determined  by  his

Employer,  which  is  established to fill  regular  and  ordinary employment requirements, and which is expected to continue for an indefinite period of time.

     2.22   "Savings  Contributions"  means  Participant's   Tax-

Deferred   Savings   Contributions   and/or   After-Tax   Savings

Contributions.

     2.23   "Surviving  Spouse"  means  the  person  to  whom   a

Participant  is lawfully married (under the law of the  state  in which  the  Participant resides) on the date of the Participant's death.

     2.24     "Tax-Deferred    Savings    Contributions"    means

contributions  by an Employer on behalf of a Participant  in  the amount  equal to the amount such Participant elects which reduces his compensation subject to federal income taxation.

     2.25 "Temporary Employee" means a person who is assigned  to a  position which requires full-time service as determined by his

Employer,  which  is established due to an unusual  circumstance,

and  which will continue for a specific period of time  or  until the occurrence of a specified event such as the return to work of a  regular employee or the completion of a special assignment  or project.

     2.26  "Trust  Agreement"  means the instrument  executed  by

Amoco  and the Trustee, as amended from time to time, fixing  the rights  and  responsibilities of each party with respect  to  the holding, investment and administration of the Trust Fund.

     2.27 "Trust Fund" means the property held by the Trustee for the purposes of the Plan.

     2.28 "Trustee" means the person, individual, or corporation,

serving  as  sole trustee, or the persons serving as co-trustees,

at any time under the terms of the Trust Agreement.



                           ARTICLE III

                          PARTICIPATION



     3.1   Eligible Class.  Each Employee employed by an Employer

who  is  remunerated  in  U. S. Currency  through  an  Employer's payroll  system, who is classified as an employee by an  Employer and  who  has  not  been specifically excluded  pursuant  to  his

Employer's  participation agreement is  in  the  eligible  class,

except the following:

          (a)   an  Employee who is represented by a union unless

     the  union  and the Employer have entered into a  collective

     bargaining  or  other  agreement  that  provides  that   the

     Employee shall participate in the Plan; or

          (b)  an Employee who is a nonresident alien (within the

     meaning  of Code Section 7701(b)(1)(B)) and who receives  no earned income (within the meaning of Code Section 911(d)(2))

     from  the  Employer  which constitutes income  from  sources within the United States (within the meaning of Code Section

     861(a)(3)); or

            (c)  an  Employee  who  is employed  by  an  Employer

     pursuant  to an agreement that provides that the  individual shall not be eligible to participate in the Plan.

     3.2   Participation.  Participation in the Plan is voluntary

and  no  Employee will be required to participate.  Each Employee who  is  eligible  to  make  Savings  Contributions  before  this amendment  and restatement will continue to be eligible  to  make

Savings  Contributions.   Each Employee  who  was  a  Participant

immediately before July 1, 1996, shall be a Participant  on  July

1,  1996.   Every other Employee in the Eligible  Class  will  be

eligible  to  participate as follows:   A  Regular  or  Temporary

Employee  in  the Eligible Class will be eligible to  participate starting  on  the day his employment commences with his  Employer effective October 1, 1991.  A Casual or Part-Time Employee in the

Eligible  Class  will  be  eligible to participate  after  he  is credited  with  1,000  Hours of Service within  the  fiscal  year commencing  with his date of hire or, if he fails  to  meet  that requirement,  after he is credited with 1,000  Hours  of  Service within any succeeding Plan Year.

     3.3    End   of   Participation.   A  Participant's   active

participation  in the Plan will end upon the termination  of  his

service  as an Employee in the Eligible Class for any reason.   A

Participant's participation in the Plan will end when he  has  no further interest under the Plan.

     3.4   Reentry  of Former Participant.  A former  Participant

who  terminates his service with his Employer and who returns  to service  as  an  Employee in the Eligible Class  will  become  an active Participant on his date of rehire and will be eligible  to make  Savings  Contributions immediately following  his  date  of rehire.



                           ARTICLE IV

              SAVINGS CONTRIBUTIONS BY PARTICIPANTS



     4.1   Savings Contributions.  Each Employee who has met  one

of  the  participation requirements in Article III may make  Tax-

Deferred  and/or After-Tax Savings Contributions to the  Plan  in

integral  percentages  of  his  Applicable  Compensation  from  a minimum of 1% percent to the following maximums.  Subject to Code limitations,  his  maximum Tax-Deferred Savings Contributions  in any Plan Year is 15% of his Applicable Compensation for such Plan

Year.   Also, subject to Code limitations, his maximum  After-Tax

Savings  Contributions in any Plan Year is 21% of his  Applicable

Compensation  for such Plan Year. The foregoing 15%  Tax-Deferred

Savings  and 21% After-Tax Savings Contributions limitations  are applied  to  the  Participant's Applicable Compensation  in  each payroll cycle and only prospectively.

     4.2   Enrollment for Savings Contributions.  An Employee who

wishes  to make Savings Contributions must specify the amount  of his  Savings Contributions in such manner and form, and  at  such

time  established  by  Amoco  and the  Plan  Administrator.    An

Employee   will  be  given  the  opportunity  to  elect   Savings

Contributions beginning on the first date when he is eligible  to

participate  in  the Plan pursuant to Article III.   His  Savings

Contributions  will  begin on such date  provided  he  gives  his

Employer  or  the  Plan Administrator advance notice  in  such  a manner  and  form and at such time established by Amoco  and  the

Plan  Administrator.  If the Employee declines  to  make  Savings

Contributions  initially, he may elect to  begin  making  Savings

Contributions as soon as administratively practicable thereafter,

provided he gives the required notice to his Employer or the Plan

Administrator  in  such  a  manner and  form  and  at  such  time established by Amoco and the Plan Administrator.

     4.3  Collection of Savings Contributions.  The Employer will

collect   Participants'  Savings  Contributions   using   payroll

procedures.

     4.4  Change in Savings Contributions.

          (a)   Increase  or  Reduction.   A  Participant  making

     Savings Contributions may increase or reduce the rate of his

     Tax-Deferred and/or After-Tax Savings Contributions  to  any

     higher  or  lower rate he elects (subject to the limitations stated in Section 4.1) by so notifying his Employer or  Plan

     Administrator  once a calendar month in such  a  manner  and form  and  at  such time established by Amoco and  the  Plan

     Administrator.  The new rate will become effective  as  soon as practicable upon proper notification.

          (b)  Suspension.  A Participant may suspend his Savings

     Contributions provided he gives proper notice in such manner and form, and at such time established by Amoco and the Plan

     Administrator.  The suspension of Savings Contributions will become  effective  as  soon  as practicable  following  such notification.

          (c)   Resumption.   A  Participant  who  suspended  his

     Savings Contributions may resume such contributions  on  the first  day of any of his subsequent payroll cycles  provided he  gives proper notice in such manner and form, and at such time established by Amoco and the Plan Administrator.

          (d)  Plan Administrator Rules.  The Plan Administrator,

     after  consulting with Amoco, may establish such  rules  and

     procedures   for   Savings   Contributions   as   the   Plan

     Administrator    deems   necessary   for    the    efficient

     administration of the Plan.

     4.5   Contributions Contingent on Deductability.  Each  Tax-

Deferred  Contribution  and  each Company  Matching  Contribution shall  be  made  on  the condition that it  is  deductible  under

Section 404 of the Code in the taxable year of the Employer  with respect to which the contribution is made.

     4.6   Return  of Employer Contributions.  If a  Tax-Deferred

Contribution or a Company Matching Contribution was made  (i)  by reason of a mistake of fact, or (ii) on the condition that it was currently  deductible as provided in Section 4.5 and such  amount is  subsequently  determined not to be  currently  deductible  as provided  in  Section  4.5, the contribution  (adjusted  for  any investment  losses allocable thereto, but not for any  investment gains  allocable  thereto)  shall be  refunded  to  the  Company;

provided  that in the case of a contribution described in  clause

(i),  the  refund  may be made only within  one  year  after  the payment  of  the contribution; and provided further that  in  the case  of a contribution described in clause (ii), the refund  may be  made  only  within  one year after the  disallowance  of  the deduction  and may be made only to the extent that the  deduction was disallowed.

     4.7   Two  Separate Contracts.  Contributions  to  the  Plan

shall be made pursuant to two separate contracts for purposes  of

Section  72 (e) of the Code.  After-Tax Contributions made  after

December  31, 1986, plus any gains and minus any losses  thereon,

shall  be  allocated to one contract (the "first contract"),  and all other contributions to the Plan, plus any gains and minus any losses  thereon,  shall be allocated to the other  contract  (the

"second   contract").   If  a  Participant  withdraws   After-Tax

Contributions  from  the  Plan  pursuant  to  Section  9.1,   the

withdrawal  shall be made first from the second  contract  (until all  of the Participant's After-Tax Contributions thereunder have been withdrawn) and then from the first contract.

     4.8   401(k) Tax-Deferred Savings Contributions Limits.   As

of  the  last day of each Plan Year the average of the individual

401(k)  Deferral Percentages of the Higher Paid Group  (the  HCE-

ADP) may not exceed the average of the individual 401(k) Deferral

Percentages of the Lower Paid Group (the NHCE-ADP) by  more  than the amount specified in the following table:

If NHCE-ADP is:   HCE-ADP may not exceed:

less than 2%      two times NHCE-ADP
2% but less       two percentage points
than 8%           more than NHCE-ADP
8% or higher      1.25 times NHCE-ADP


See  Section  5.5  for additional limits on Tax-Deferred  Savings

Contributions.

     4.9    401(k)  Deferral  Percentage.   The  401(k)  Deferral

Percentage  of  a  Participant  or  Employee  eligible  to  be  a

Participant  for  a  Plan  Year means  his  Tax-Deferred  Savings

Contributions  for  such year computed as  a  percentage  of  his

Applicable  Compensation  for such  year  (to  the  nearest  one-

hundredth  of a percentage point).  Applicable Compensation  used to  calculate  a  Participant's 401(k) Deferral Percentage  shall exclude  compensation amounts earned prior to the date  on  which the Employee becomes eligible to participate in the Plan.  If  an

Employee  is eligible to be a Participant under Article  III  but has  not  elected to make Tax-Deferred Savings Contributions,  he will  nevertheless be taken into account as having made zero Tax-

Deferred Savings Contributions.

     Amoco  may  elect  to  treat all or a part  of  the  Company

Matching Contributions made on a Participant's behalf for a  Plan

Year  as if such Company Matching Contributions were Tax-Deferred

Savings   Contributions  when  determining  his  401(k)  Deferral

Percentage.   Company Matching Contributions which  are  used  in

determining a Participant's 401(k) Deferral Percentage  will  not be used in determining his Matching Contribution Percentage under

Section 5.4.

     4.10      Higher and Lower Paid Groups.

          (a)  Higher Paid Group.  An Employee who is eligible to

     make Savings Contributions is in the Higher Paid Group for a

     Plan  Year if during such Plan Year (Determination Year)  or the  preceding Plan Year (Look-Back Year) he  is  a  Highly-

     Compensated Employee.

          (b)  Lower Paid Group.  If an Employee eligible to make

     Savings Contributions is not in the Higher Paid Group for  a

     Plan Year, then he is in the Lower Paid Group.

     4.11  Monitoring Participants' 401(k) Deferral  Percentages;

Adjustments.

          (a)    Adjustments  from  the  Top  Down.    The   Plan

     Administrator  will  monitor Participants'  401(k)  Deferral

     Percentages  to  insure compliance with the requirements  of

     Section   4.5   above.   Any  adjustments  in  Participants'

     elections   or  actual  Tax-Deferred  Savings  Contributions

     necessary  to meet the requirements of Section 4.5  will  be made  as  follows.  The Plan Administrator will  reduce  the

     401(k)   Deferral   Percentage  of   the   Participant   (or

     Participants)  in  the Higher Paid Group  with  the  highest

     401(k)  Deferral  Percentage until  it  reaches  the  401(k)

     Deferral Percentage of the Participant (or participants)  in the  Higher Paid Group with the next highest 401(k) Deferral

     Percentage;  next  the Plan Administrator  will  reduce  the

     401(k)   Deferral  Percentages  of  both   (or   all)   such

     Participants  until they reach that of the Participant  with the next highest 401(k) Deferral Percentage; and so on.  The foregoing  reductions  will  be  made  only  to  the  extent necessary to meet the requirements of Section 4.5.

          (b)   Timing  of  Adjustments.  The Plan  Administrator

     will adjust Tax-Deferred Savings Contributions elections  by

     Participants in the Higher Paid Group in accordance with the preceding paragraph at such time or times before or during a

     Plan  Year  as  the  Plan Administrator deems  advisable  to insure that the requirements of the preceding sentence,  and the  requirements of Section 4.5, are met as of the last day of a Plan Year.  Such adjustments may also be made after the end of a Plan Year by paying to a Participant the amount  of his  excess Tax-Deferred Savings Contributions plus earnings

     (or  losses)  on such excess (as specified in the  following paragraph).  Excess Tax-Deferred Savings Contributions means

     Tax-Deferred Savings Contributions by a Participant  in  the

     Higher Paid Group in excess of the amount that would satisfy the requirements of Section 4.8 above.  Any such payment  of excess Tax-Deferred Savings Contributions will be designated as  such by the Plan Administrator, and will be made by  the

     end   of   the   succeeding  Plan   Year   to   avoid   Plan

     disqualification.

          (c)     Earnings   on   Excess   Tax-Deferred   Savings

     Contributions.   The amount of earnings (or  losses)  to  be

     distributed with a Participant's excess Tax-Deferred Savings

     Contributions   will  be  determined  by   multiplying   the

     investment income and gain or loss on the Participant's Tax-

     Deferred Savings Contributions Account for the Plan Year for

     which   excess   Tax-Deferred  Savings   Contributions   are

     withdrawn  by a fraction.  The numerator of the fraction  is the  amount of the Participant's excess Tax-Deferred Savings

     Contributions to be distributed and the denominator  is  the amount  credited to such Account as of the last day  of  the

     Plan  Year.   To  the  extent actual  earnings  figures  are

     unavailable,  the amount determined under the preceding  two sentences may be increased by 10% for each month between the end of the Plan Year and date of distribution of excess; for this purpose, a distribution on or before the 15th day of  a month will be deemed to have occurred on the last day of the preceding month, and a distribution after the 15th day of  a month  will  be deemed to have occurred on the last  day  of

     that   month.   Notwithstanding  the  foregoing,  the   Plan

     Administrator, with the consent of Amoco, may use any method permitted  under  the  Code  and applicable  regulations  in determining the amount, if any, of earnings that have to  be distributed with a Participant's excess Tax-Deferred Savings

     Contributions.

          (d)  Annual Additions for Code Section 415.  Any excess

     Tax-Deferred  Savings Contributions distributed  under  this

     subsection  will  nevertheless  be  considered   as   annual

     additions  for  purposes  of  applying  the  limitations  of

     Section 6.6.

     4.12  Limit on TDS Contributions.  For each Plan  year,  the aggregrate  Tax-Deferred Contributions  (as  defined  in  Section

402(g)(3)  of the Code) made on behalf of each Participant  under the Plan shall not exceed:

          (a)   $7,000  (as  adjusted by  the  Secretary  of  the

     Treasury or his delegate for increases in the cost of living pursuant  to  Section 402(g) of the Code, provided  that  no such adjustment shall be taken into account hereunder before the Plan Year in which it becomes effective), reduced by

          (b)   the sum of any of the following amounts that were

     contributed  on  behalf of the Participant  for  a  calendar year  under a plan, contract or arrangement other than  this

     Plan:

          (1)  any  employer contribution under a qualified  cash

               or  deferred  arrangement (as defined  in  Section

               401(k)  of  the Code) to the extent not includable

               in  the Participant's gross income for the taxable

               year   under   Section  402(a)(8)  of   the   Code

               (determined  without regard to Section  402(g)  of

               the Code);

          (2)  any   employer  contribution  to  the  extent  not

               includable  in the Participant's gross income  for

               the taxable year under Section 402(h)(1)(B) of the

               Code  (determined without regard to Section 402(g)

               of the Code); and

          (3)  any  employer contribution to purchase an  annuity

               contract under Section 403(b) of the Code under  a

               salary reduction agreement (within the meaning  of

               Section 3121(a)(5)(D) of the Code);

provided  that  no contribution described in this subsection  (b)

shall  be  taken  into account for the purpose  of  reducing  the dollar  limit in subsection (a), above, if the plan, contract  or arrangement  is not maintained by Amoco or an Affiliated  Company

unless  the  Participant  has  filed  a  notice  with  the   Plan

Administrator,  in  such  manner  and  form,  at  such  time  and containing  such information concerning the contribution  as  the

Plan Administrator shall require.

     4.13 Direct Rollover Contributions.

          (a)   With  the approval of the Plan Administrator,  an

     Employee   who  is  eligible  to  participate,   an   active

     Participant  and a "Retiree" who has assets in  any  account may  make a direct rollover ("Rollover Contribution") to the

     Plan  in cash in an amount which constitutes all or part  of an  "Eligible Rollover Distribution" (as defined in  Section

     401(a)(31)(C) of the Code) from a qualified defined  benefit and/or  defined  contribution plan (except  a  "Keogh"  plan and/or  an Individual Retirement Account) as defined in  the

     Code.    However,  a  direct  rollover  to  this   Plan   of

     accumulated  deductible  employee contributions  made  under another plan will not be permitted, and a direct or indirect transfer  to this Plan from another qualified plan will  not be permitted if such transfer would subject this Plan to the

     qualified    joint    and    survivor    rules    of    Code

     Section 401(a)(11).

          (b)   The  Employer,  the  Plan Administrator  and  the

     Trustee have no responsibility for determining the propriety of,  proper  amount  or  time of, or status  as  a  tax-free transaction of, any transfer under subsection (a) above.

          (c)    The   Plan  Administrator  shall  develop   such

     procedures,  and may require such information  from  an  the individual  who is requesting to make a direct  rollover  to the  Plan,  as necessary or desirable in order to  determine that  the  proposed rollover will meet the  requirements  of this Section 4.13.

          (d)   A  direct rollover will be credited to a separate

     Rollover Account in the name of the Participant making  such

     Rollover Contribution.  Such account shall be 100% vested in the Participant.

          (e)   The  Plan  Administrator in  its  discretion  may

     direct  the  return  to  the  Participant  of  any  Rollover

     Contribution to the extent the Plan Administrator determines that  such  return may be necessary to insure the  continued

     qualification of this Plan under Section 401(a) of the  Code or  that the holding of such Rollover Contributions would be administratively burdensome.

          (f)   Company matching contributions shall not be  made

     with respect to Rollover Contributions.



                            ARTICLE V

                 COMPANY MATCHING CONTRIBUTIONS



     5.1   Company Matching Contributions.  Effective October  1,

1991  for  each  Plan  Year the Employer  will  make  a  matching contribution ("Company Matching Contributions") on behalf of each

Participant  who  makes  Tax-Deferred  and/or  After-Tax  Savings

Contributions  during  such  Plan Year  in  accordance  with  the

following  schedule.   For each Plan Year  the  Company  Matching

Contributions made on behalf of each Participant will equal  100%

of  the  sum  of  such Participant's Tax-Deferred  and  After-Tax

Savings Contributions which are equal to or less than (1)  4%  of such Participant's Applicable Compensation if he has less than  3 years of Vesting Service, (2) 5% of such Participant's Applicable

Compensation  if he has 3 or more years of Vesting  Service,  but less  than  6  years  of  Vesting Service,  or  (3)  6%  of  such

Participant's Applicable Compensation if he has 6 or  more  years of Vesting Service.

     5.2   Time of Contribution.  The Employer will make  Company

Matching Contributions under Section 5.1 to the Trustee  in  cash

or   in   Amoco  common  stock  and  will  normally   make   such

contributions  as soon as practicable after each  payroll  cycle.

In  any event, such contributions will be made to the Trustee  no later  than  the due date (including extensions) for  filing  the

Employer's federal income tax return for such year.

     5.3   401(m) Limits.  As of the last day of each Plan  Year,

the  average  of  the  sum  of the individual  After-Tax  Savings

Contributions  and  Company  Matching  Contributions  Percentages

("401(m) Contribution Percentage") of the Higher Paid Group  (the

HCE-ACP)  may  not  exceed the average of the  individual  401(m)

Contribution  Percentages of the Lower Paid Group (the  NHCE-ACP)

by more than the amount specified under the following table:

If NHCE-ACP is:   HCE-ACP may not exceed:

less than 2%      two times NHCE-ACP
2% but less 8%     2 percentage points
                  more than NHCE-ACP
8% or higher      1.25 times NHCE-ACP




     See  Section 5.5 for additional limits on After-Tax  Savings

Contributions  and  Company Matching Contributions.   The  Higher

Paid Group and Lower Paid Group are defined in Section 4.10.



     5.4  401(m) Contribution Percentage.

          (a)    The   401(m)   Contribution  Percentage   of   a

     Participant or Employee eligible to be a Participant  for  a

     Plan   Year   means   the  sum  of  his  After-Tax   Savings

     Contributions  and  Company Matching Contributions  for  the

     Plan Year (other than Company Matching Contributions used in determining  his  401(k) Deferral Percentage  under  Section

     4.5),   computed   as   a  percentage  of   his   Applicable

     Compensation  for  such  year (to the  nearest  1/100  of  a

     percentage  point).   Compensation  used  to  calculate  the

     401(m)  Contribution Percentage is an Employee's  Applicable

     Compensation.

          (b)   If  the  Plan  does not meet the requirements  of

     Section  5.3  as  of the last day of a Plan Year,  the  Plan

     Administrator will reduce the 401(m) Contribution Percentage of  the  Participant (or Participants) in  the  Higher  Paid

     Group  with  the highest 401(m) Contribution Percentage  (by reducing  his  After-Tax  Savings  Contributions)  until  it

     reaches   the   401(m)  Contribution   Percentage   of   the

     Participant (or Participants) in the Higher Paid Group  with the  next highest 401(m) Contribution Percentage; and so on.

     The  foregoing  reductions will be made only to  the  extent

     necessary  to meet the requirements of Section  5.3.   After

     all  such  reductions have been made, the Plan Administrator shall pay to the Participant the amount of his excess After-

     Tax  Savings Contributions plus earnings (or losses) on such excess  (as  determined in accordance to the  provisions  of

     Section  4.8).  Excess 401(m) Contributions means  After-Tax

     Savings  Contributions and/or Company Matching Contributions

     allocated  to  a  Participant in the Higher  Paid  Group  in excess of the amount that would satisfy the requirements  of

     Section   5.3.    Any   such  payment   of   excess   401(m)

     Contributions  will  be  designated  as  such  by  the  Plan

     Administrator, and will be made by the end of the succeeding

     Plan Year to avoid Plan disqualification.

          (c)   Notwithstanding any other provision of this  Plan

     to  the contrary, all highly compensated participants (those earning  more  than  $52,235 in 1988), are  prohibited  from making  any contributions for the month of November in  1989 in  order  to comply with the Internal Revenue Code  Section

     401(m)  contributions limitations for the plan  year  ending

     November 30, 1989.

     5.5  401(k)/(401(m) Combined Limit.

          (a)   Multiple Use Test.  The sum of the HCE-ADP  under

     Section 4.8 and the HCE-ACP under Section 5.3 cannot  exceed the  combined  limit determined under rules and  regulations promulgated  by the Internal Revenue Service to prevent  the

     multiple   use  of  the  alternative  limitation   (i.e.   2

     percentage points more than NHCE-ADP or NHCE-ACP, but in  no event more than twice NHCE-ADP or NHCE-ACP.)

          (b)   Correction of Violation.  If the sum of the  HCE-

     ADP  and  the HCE-ACP exceeds the combined limit,  the  Plan

     Administrator  will  first  reduce  the  After-Tax   Savings

     Contribution    percentages   of   the    Participant    (or

     Participants)  in the Higher Paid Group in  accordance  with

     Section  5.4(b) to the extent necessary to meet the combined limit and will then if necessary reduce the Company Matching

     Contribution    percentages   of   the    Participant    (or

     Participants)  in  the  Higher  Paid  Group  to  the  extent necessary.



                           ARTICLE VI

                      ACCOUNTS AND CREDITS



     6.1  Establishment of Accounts.  The Plan Administrator will establish  and maintain in the name of each Participant  such  of the following accounts as are appropriate for the Participant:

          (a)  Tax-Deferred Savings Account;

          (b)  After-Tax Savings Account;

          (c)  Company Contribution Account; and

          (d)  Rollover Account.

Credit  and charges to such Accounts will be made as provided  in

the  Plan.   A  Participant is 100% vested  in  his  Tax-Deferred

Savings  Account, After-Tax Savings Account, and Rollover Account

at all times.

     6.2  Crediting Participants' Savings Contributions.  Savings

Contributions made by a Participant for a payroll cycle  will  be credited to such Participant's Accounts as of the Valuation  Date as soon as practicable following receipt thereof by the Trustee.

     6.3   Crediting  Matching Contributions.   Company  Matching

Contributions  made pursuant to Section 5.1 for a  payroll  cycle will  be  credited to the Company Contribution Account  of  those

Participants entitled to a Company Matching Contribution for such payroll  cycle  as of the Valuation Date as soon  as  practicable following receipt thereof by the Trustee.

     6.4  Crediting Rollovers.  Rollovers will be credited to the

Participant's Rollover Account as of the Valuation Date  as  soon as practicable following receipt thereof by the Trustee.

     6.5   Charge to Accounts.  Any amount distributed,  paid  or

withdrawn from an Account will be charged against such Account as of  the  day  on  which the distribution, payment  or  withdrawal occurs.

     6.6  Annual Limits.

          (a)   Notwithstanding anything contained herein to  the

     contrary,  the annual additions to a Participant's  Accounts for  a calendar year (which will be the Limitation Year  for purposes  of Code Section 415) may not exceed the lesser  of

     (i)  $30,000,  as  adjusted periodically for  cost-of-living changes  in accordance with Code Section 415 and regulations thereunder,  or  (ii)  25% of his  total  Code  Section  415 compensation  for such year.  For purposes of this  section,

     Code  Section  415 compensation means a Participant's  total non-deferred compensation from an Employer for a Plan  Year,

     as  defined  in Code Section 415 and regulations thereunder.

     The  foregoing  $30,000 shall be reduced proportionately  to reflect any short Plan Year of less than twelve months.

          (b)   Annual  additions to a Participant's Account  for

     any  Limitation  Year means the sum of the annual  additions

     (as  defined in Code Section 415(c)(2)) under all  qualified defined  contribution  plans  maintained  by  Amoco  or  any

     Affiliated Company.

          (c)   If  the  foregoing  limit  is  applicable  to   a

     Participant  for  a Limitation Year, the Plan  Administrator

     shall  reduce  the  annual additions to  such  Participants'

     Accounts in the following order of priority:

          (i)  against  the After-Tax Savings Contributions  made

               by  the  Participant under this Plan, but only  to

               the   extent   that  such  Participant's   Company

               Matching Contributions are not reduced;

          (ii) against  the  Tax-Deferred  Savings  Contributions

               made on behalf of the Participant under this Plan;

               and

          (iii)      against  the  Company Matching Contributions

               made on behalf of the Participant under this Plan.

          (d)   For  any  Plan Year, the sum of  a  Participant's

     defined  contribution plan fraction and his defined  benefit plan fraction may not exceed 1, as follows:

          (i)  His  defined  contribution plan fraction  for  any

               Plan  Year is the fraction (A) whose numerator  is

               the sum of annual additions to his Accounts as  of

               the  close  of  such  Plan  Year,  and  (B)  whose

               denominator  is  the  sum of  the  lesser  of  the

               following amounts determined for such year and for

               each prior year of service with his Employer;  the

               product of 1.25 (1.0 if the plan is top-heavy) and

               the dollar limitation in effect for such year,  or

               the  product  of 1.4 and 25% of the  Participant's

               compensation determined under Section 415  of  the

               Code for such year.

          (ii) His  defined  benefit plan fraction for  any  Plan

               Year  is  a  fraction (A) whose numerator  is  his

               aggregate  projected  annual  benefit  under   all

               defined  benefit plans sponsored by Amoco (or  any

               Affiliated   Company  that  is   included   in   a

               controlled  group  or  under common  control  with

               Amoco  Corporation  within  the  meaning  of  Code

               Section  414(b), (c), (m) and (o) and  415(h))  as

               the  close  of  such  Plan  Year,  and  (B)  whose

               denominator as the lesser of the product  of  1.25

               (1.0  if  the Plan is a top-heavy) and the  dollar

               limitation in effect under Section 415(b)(1)(A) of

               the   Code,  or  the  product  of  1.4   and   the

               Participant's  highest  average  compensation   as

               determined under Section 415(b)(1)(B) of the Code.

               For this purpose, the projected annual benefit  of

               the  Participant means the total normal retirement

               benefit  to  which  he would be  entitled  on  the

               assumptions  that his employment  continues  until

               his normal retirement date and his annual earnings

               and all other relevant factors remain the same for

               all   future  years  as  in  the  year  when   the

               projection is made.

          (iii)      If the sum of such fractions would exceed  1

               without  the  application  of  this  section,  his

               benefit  under the defined benefit plan  or  plans

               will  be reduced to a benefit that will produce  a

               defined benefit plan fraction which, when added to

               the defined contribution plan fraction, will equal

               1.



                           ARTICLE VII

      INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE



     7.1   Investment Funds.  The Trustee will separate the Trust

Fund into six Investment Funds as follows:

          (a)  Amoco Stock Fund

          (b)  Money Market Fund

          (c)  U.S. Savings Bonds

          (d)  Equity Index Fund

          (e)  Balanced Fund

          (f)  Bond Index Fund

     The  Plan Administrator will maintain records which  reflect the portion of each Account of a Participant that is invested  in each separate Investment Fund.  The existence of such records and of  Participants' Accounts will not be deemed to give any  person any right, title or interest in or to any specific assets or part of the Trust Fund or any separate Investment Fund.

     7.2  Investment Directions and Transfers Among Funds.

          (a)   Investment  of  Accounts.  Each  Participant  may

     direct  the separate Investment Fund or Funds in  which  his

     Accounts  will  be  invested.   Once  a  calendar  month   a

     Participant  may  direct investment of  his  future  Savings

     Contributions, except company Matching Contributions, to his

     Accounts entirely in one Investment Fund or in a combination of  two  or  more  of  the Investment Funds,  provided  that combinations  must  be specified in 5%  increments  and  the

     total   combinations  must  equal  100%.   Company  Matching

     Contributions will be invested initially in the Amoco  Stock

     Fund.

          In  addition, twice a calendar month, but no more  than

     one time per day, the Participant may direct transfers among the  Investment  Funds,  so that his Accounts  are  invested entirely in one Investment Fund or in a combination  of  two or  more of the Investment Funds, provided that combinations

     must   be   specified  in  5%  increments  and   the   total

     combinations must equal 100%.

          The  Participant will have sole responsibility for  the

     investment  of  his  Accounts and for  transfers  among  the available Investment Funds, and no named fiduciary or  other person will have any liability for any loss or diminution in value  resulting  from the Participant's  exercise  of  such

     investment    responsibility.    It   is    intended    that

     Section  404(c)  of  ERISA  will apply  to  a  Participant's

     exercise   of   investment   responsibilities   under   this

     subsection.

          (b)    Manner   and  Time  of  Giving  Directions.    A

     Participant's initial directions governing the investment of his  Accounts  will be filed with the Plan Administrator  in such  manner and form, and at such time established  by  the

     Plan Administrator.  A Participant may change the investment of  future  Savings Contributions to his Accounts among  the

     Investment Funds in 5% increments once per calendar month by contacting the Plan Administrator in such manner  and  form,

     and at such time established by the Plan Administrator.   If

     a Participant does not give any investment directions to the

     Plan  Administrator, his Savings Contributions  or  Rollover

     Contribution will be invested in the Money Market Fund.

     7.3  Valuation of Assets.  Effective October 1, 1991, as  of

each  business day and at any other date ("Valuation Date")  that the Plan Administrator may direct, the Trustee will determine the fair  market value of the assets in each separate Investment Fund of the Trust Fund, relying upon such evidence of valuation as the

Trustee deems appropriate.

     7.4   Crediting Investment Experience.  As of each Valuation

Date (before crediting any contributions or making any investment transfers  as of such date), Investment Fund management  expenses not  paid  directly by the Employer, investment income and  gains and losses in asset values in each separate Investment Fund since the  preceding  Valuation Date will be  credited  or  charged  to

Participants' Accounts invested in such fund.  The allocation  of

Investment  Fund management expenses and investment results  will be in proportion to the adjusted account balances in such fund as of  each  Valuation  Date.  The adjusted account  balance  of  an

Account is the amount in such Account as of the close of business on  the  preceding  Valuation  Date,  increased  by  any  Savings

Contributions, Company Matching Contributions and loan repayments credited  to such Account as of the current Valuation Date  under

Article  VI  and  Article VIII, decreased by any  withdrawals  or distributions  from  such Account since the  preceding  Valuation

Date, and increased or decreased in accordance with uniform rules established  by  the  Plan Administrator  to  allocate  equitable expenses and investment results.

     7.5   Risk of Loss.  The Plan Administrator and the Employer

do  not  guarantee that the fair market value of  the  Investment

Funds, or of any particular Investment Fund, will be equal to  or

greater   than   the   amounts  allocated  thereto.    The   Plan

Administrator and the Employer do not guarantee that the value of the  Accounts  will be equal to or greater than the contributions

credited  thereto.   The  Participants assume  all  risk  of  any

decrease in the value of the Investment Funds and the Accounts.

     7.6   Interests  in the Funds.    No Participant,  Surviving

Spouse  or  Beneficiary  shall have any claim,  right,  title  or interest in or to the Fund, except as and to the extent expressly provided herein.

     7.7   Sole Source of Benefits.    Members, Surviving Spouses

and Beneficiaries shall look only to the Trust for the payment of benefits under the Plan, and except as otherwise required by law,

the Employer assumes no responsibility or liability therefor.



                           ARTICLE VIII

                      LOANS TO PARTICIPANTS



     8.1   Plan  Administrator Shall Administer the Loan Program.

The  Plan  Administrator shall administer  the  loan  program  in accordance  with the provisions of Article VIII in a uniform  and nondiscriminatory manner.

     8.2    Availability  of  Loans.   Upon  application   by   a

Participant  who is an active Employee of Amoco or an  Affiliated

Company, the Plan Administrator may direct the Trustee to make  a loan to the Participant from his Accounts.

     A  Participant  may make two loans during a  calendar  year.

However, he may not have more than two outstanding loans.   Also,

a  Participant  will  not be permitted  to  make  a  loan  if  he previously  defaulted  on  a Plan loan; provided,  however,  that effective January 1, 1995, a Participant who has defaulted  on  a loan  will  be permitted to again make loans two years after  the full repayment of the defaulted loan.

     8.3   Promissory Note.  A Participant may obtain a loan only

if  he executes a promissory note in a form approved by the  Plan

Administrator.

     8.4  Conditions of Loan.

          (a)   Maximum  Amount.  The loan shall not  exceed  the

     lesser of (i) $50,000 reduced by the excess (if any) of  the highest  outstanding  loan(s) balance  during  the  one-year period ending on the day before the date the current loan is made,  over the outstanding  loan balance from the  Plan  to the  Participant on the date on which such loan was made  or

     (ii)  50%  of  the  market value of the  Participant's  non-

     forfeitable  accrued benefit on the date  the  loan  request from the Participant is received by the Plan Administrator.

          (b)  Minimum Amount.  The minimum loan shall be $1,000.

          (c)   Repayment Period.  The term of the loan shall not

     be  less  than  6  months and not more than  five  years  in increments of 6 months.

          (d)   Interest  Rate.  Effective October 1,  1991,  the

     interest  rate shall equal the prime rate, as  published  in the  Wall  Street  Journal, in effect  on  the  next-to-last business  day of the month immediately before the  month  in which the loan request is received by the Plan Administrator and will be fixed for the term of the loan.

          (e)   Security for Repayment.  Each loan hereunder will

     be  a Participant-directed investment for the benefit of the

     Participant  requesting such loan; accordingly, any  default in  the  repayment  of  principal or interest  of  any  loan hereunder  will reduce the amount available for distribution

     to   such  Participant  (or  his  Beneficiary).   Any   loan

     hereunder will be effectively and adequately secured by  50%

     of  the  non-forfeited accrued benefit in the  Participant's

     Accounts.

          (f)   Repayment.   A  Loan  must  be  repaid  in  level

     installments of principal and interest by payroll deduction.

     If  the Participant is granted an unpaid leave of absence or is  transferred to an Affiliated Company or  a  position  or location that is not covered by the Plan (or ceases to  have sufficient compensation from which the loan payment  can  be made),  the  Participant must continue to make timely  level installment payments of principal and interest, by certified

     check   or  cashier's  check.   If  the  automatic   payroll

     arrangement  lapses  by  the  Participant's  termination  of

     employment  for  any  reason  or  is  canceled  and  a   new

     arrangement is not in place before the next payment is  due,

     the loan shall be in default and the entire unpaid principal

     and   interest  of  any  loan  then  outstanding   to   such

     Participant will become immediately due and payable.

          (g)   Prepayment.  A Participant may prepay a loan,  in

     full, at any time and without penalty by certified check  or

     cashier's  check.   Partial prepayment  of  a  loan  is  not

     permitted.

          (h)  Default.

               (a)   A Participant shall default on a loan if any

          of the following events occur:

               (1)  the Participant's separation from service for

                    any   reason   (including  the  Participant's

                    death);

               (2)  the Participant's failure to make any payment

                    of  principal or interest on the loan on  the

                    date the payment is due;

               (3)  the  Participant's  failure  to  perform   or

                    observe any covenant, duty or agreement under

                    the promissory note evidencing the loan;

               (4)  receipt  by the Plan of an opinion of counsel

                    to  the  effect  that (i) the Plan  will,  or

                    could,  lose  its  status as a  tax-qualified

                    plan  unless the loan is repaid or  (ii)  the

                    loan   violates,   or  might   violate,   any

                    provision of ERISA;

               (5)  any portion of the Participant's Account that

                    secures  the  loan  becomes  payable  to  the

                    Participant,   his   Surviving   Spouse    or

                    Beneficiary, an Alternate Payee, or any other

                    person;

               (6)  the  Participant makes an assignment for  the

                    benefit  of  creditors, files a  petition  in

                    bankruptcy,   is  adjudicated  insolvent   or

                    bankrupt,  or becomes a subject of  any  wage

                    earner plan under federal or state bankruptcy

                    or  insolvency  law,  or there  is  commenced

                    against  the  Participant any  bankruptcy  or

                    insolvency  law  or similar  proceeding  that

                    remains  undismissed for a period of 90  days

                    (or  the Participant by an act indicates  his

                    consent  to, approval of, or acquiescence  in

                    any such proceeding); or

               (7)  the termination of the Plan.

               (b)   If  a  default on a loan occurs, the  entire

          outstanding  balance of the loan shall  be  immediately

          due and payable.

               (c)   If  a  default  on a loan  occurs,  and  the

          Participant does not pay the entire outstanding balance

          of  the  loan  (together with the  accrued  and  unpaid

          interest)  by  the 90th day after the day  the  default

          occurs,  the  Participant's nonforfeitable interest  in

          his  Account shall be applied immediately to the extent

          lawful.

               (d)    Any  failure  by the Plan Administrator  to

          enforce the Plan's rights with respect to a default  on

          a  loan  shall not constitute a waiver of  such  rights

          either  with  respect  to that  default  or  any  other

          default.

          (i)   Fees.    A Participant who receives a loan  shall

     pay  such  fees  as  Amoco  and the Plan  Administrator  may establish from time to time.

     8.5  Accounting for Loans.

          (a)   Source  of  Loan.   The Plan Administrator  shall

     liquidate the Participant's Investment Funds to make a  loan to him in the following order:

               Investment Funds.

               (1)  Money Market Fund;

               (2)  Equity Index Fund;

               (3)  Balanced Fund;

               (4)  Bond Index Fund;

               (5)  U.S. Savings Bonds; and

               (6)  Amoco Stock Fund.

          As  the Plan Administrator liquidates the Participant's

     Investment Funds in the above order, he shall liquidate such

     Participant's Accounts in the following order:

               Accounts.

               (1)  Tax-Deferred Savings Account;

               (2)  Rollover Account;

               (3)  Company Contribution Account; and

               (4)  After-Tax Savings Account.

          Effective  October 1, 1991, funds shall  be  liquidated

     first  by Account in the order specified above and  then  by

     Investment Fund (i.e. all assets in the Tax-Deferred Savings

     Account shall be liquidated first in the order of Investment

     Funds  described  above;  then all assets  in  the  Rollover

     Account and so forth).

          (b)   Loan  Investment Account.  The Plan Administrator

     will  establish and maintain a loan investment  account  for each borrowing Participant.  A loan shall be treated by  the

     Plan Administrator as a separate investment of the borrowing

     Participant's Account.  The unpaid principal and accrued but unpaid  interest  on  the  loan to  a  Participant  will  be reflected  for plan accounting purposes in the Participant's loan  account.  Repayments of principal and interest by  the

     Participant  will  reduce  the  Participant's  loan  account balance  and  will  be  credited to the Participant's  other

     Accounts in the order that they were liquidated to make  the

     loan.   Repayments will be invested in the Investment  Funds

     according to a Participant's current investment election.

          (c)   Distribution  Upon  Default.   In  the  event   a

     Participant  defaults  upon  a  loan  upon  termination   of

     employment, the loan shall be deemed to be distributed  from the Participant's Accounts in the following order:

               Accounts.

               (1)  Tax-Deferred Savings Account;

               (2)  Rollover Account;

               (3)  Company Contribution Account; and

               (4)  After-Tax Savings Account.

          The order of liquidation of funds shall be as specified

     in (a) above.



                           ARTICLE IX

                     IN-SERVICE WITHDRAWALS



     9.1    Withdrawals  From  After-Tax  Savings   Account.    A

Participant  may  withdraw in cash any  portion  of  his  accrued benefit  in his After-Tax Savings Account, except for his  After-

Tax  Savings Contributions made in the calendar year during which his withdrawal is made, twice during a 12-month period.

     9.2   Withdrawals From Rollover Account.  A Participant  may

withdraw  in  cash  any  portion of his accrued  benefit  in  his

Rollover Account twice during a 12-month period.

     9.3   Withdrawals  From  Company  Contribution  Account.   A

Participant  may  withdraw in cash any  portion  of  his  accrued benefit  in  his  Company Contribution Account,  except  for  the greater  of  the last 24 months of Company Matching Contributions or  the value of the initial Company Matching Contributions  that would  not  be  vested under Section 10.2 if  such  Participant's service  with  his  Employer  terminated  on  the  date  of  such withdrawal,  once during a 24-month period.  If  the  Participant withdraws  50%  or less of his accrued benefit from  his  Company

Contribution  Account  then he will not be  eligible  to  receive

Company   Matching  Contributions  during  the   6-month   period

commencing  with  the  first day of his  payroll  cycle  starting

immediately  after the distribution of such withdrawal.   If  the

Participant withdraws more than 50% of his accrued benefit,  then he will not be eligible to receive Company Matching Contributions during  the 12-month period commencing with the first day of  his payroll cycle starting immediately after the distribution of such withdrawal.

     9.4  Hardship Withdrawals From Tax-Deferred Savings Account.

A  Participant may withdraw in cash from his Tax-Deferred Savings

Account once every 12 months the amount necessary to meet one  of the following immediate and heavy financial needs:

     (a)  Medical  expenses  described  in  Code  Section  213(d)

          previously incurred by the Participant, his spouse,  or

          any  of his dependents (as defined in Code Section 152)

          or  necessary for these persons to obtain medical  care

          described in Code Section 213(d);

     (b)  The   purchase  (excluding  mortgage  payments)  of   a

          principal residence for the Participant;

     (c)  Payment of tuition related to educational fees and room and  board  expenses for the next 12  months  of  post-

          secondary  education for the Participant,  his  spouse,

          children, or dependents;

     (d)  The  need  to  prevent the eviction of the  Participant from  his  principal  residence or foreclosure  on  the

          mortgage of the Participant's principal residence; or

     (e)  Other  unexpected  or  unusual  expenses   creating   a

          financial  need  for which withdrawal is  permitted  by

          Code Regulation Section 1.401(k)-1.

     The amount of an immediate and heavy financial need includes any  amounts necessary to pay any federal, state, or local income taxes  or  penalties  reasonably anticipated  to  result  from  a withdrawal  from  a Participant's Tax-Deferred  Savings  Account.

Notwithstanding  the  foregoing,  the  amount  withdrawn   cannot

include  the  Participant's current calendar year's  Tax-Deferral

Savings Contributions and/or any earnings on all his Tax-Deferred

Savings Contributions.  In addition, before a Participant makes a withdrawal  from  his Tax-Deferred Account he must  make  a  loan under the Plan for the maximum amount permitted and then withdraw the maximum amount permitted by the Plan from his other Accounts.

If a Participant makes a withdrawal from his Tax-Deferred Savings

Account   he   will  be  prohibited  from  making   any   Savings

Contributions for the 12-month period commencing with  the  first

day   of  his  payroll  cycle  starting  immediately  after   the

distribution   of   such  withdrawal.   Finally,  notwithstanding

Section  4.12, if a Participant makes a withdrawal from his  Tax-

Deferred Savings Account, the Code Section 402(g) limitation that applies to his Tax-Deferred Savings Contributions during the Plan

Year  immediately after such withdrawal shall be reduced  by  the total amount of his Tax-Deferred Contributions during the year of the withdrawal.

     9.5   Order  of Asset Liquidation for All Withdrawals.   The

Plan  Administrator shall liquidate the Investment Funds  of  the

Account  from which the withdrawal is being made in the following order:

               Investment Funds.

               (1)  Money Market Fund;

               (2)  Equity Index Fund;

               (3)  Balanced Fund;

               (4)  Bond Index Fund;

               (5)  U.S. Savings Bonds; and

               (6)  Amoco Stock Fund.

     9.6  Outstanding Loan.   Notwithstanding any other provision

of  this  Article,  if  a Participant's Account  shows  that  the

Participant  has  an  outstanding balance securing  a  loan,  the

Participant shall not be permitted to make a withdrawal  pursuant to  this Article of any portion of the Participant's Account that secures the loan.



                            ARTICLE X

                          DISTRIBUTIONS



     10.1 Distribution Upon Retirement.

          (a)   Amount.  A Participant whose employment with  the

     Employer and the Affiliated Companies terminates as a result of retirement will receive the total amount in his Accounts.

     If  a  Participant  receives immediate distribution  of  his

     Accounts, his Account balances will be determined as of  the

     valuation date immediately preceding such distribution.   If

     a Participant defers payment of part or all of his Accounts,

     his  Account balances will be determined as of the valuation date immediately preceding his subsequent distribution.

          (b)   Retirement Defined.  For purposes of  this  Plan,

     "Retirement" means a Participant's termination of employment

     (1)  on  or  after his 65th birthday or (2) on or after  his

     attainment  of  age 50 and 15 years of Vesting  Service.   A

     Participant will become fully vested in his Company  Account balance  upon reaching his 65th birthday (normal  retirement age).

          (c)   Form of Payment.  Upon a Participant's Retirement

     a  distribution of his Accounts will be paid in one  of  the following methods as selected by the Participant.

          (i)  a   single-sum  payment  of  his  entire   Account

               balances at any time until age 70 1/2; or

          (ii) monthly,  quarterly  or  annually  (of  which  the

               frequency  and amount can be changed at  any  time

               subject   to  administrative  feasibility)   equal

               payments for a period less than ten years.

     In  addition  to  the above two methods of  distribution,  a

Participant who has retired in accordance with subsection 10.1(b)

can make a withdrawal of any amount once a month.

     All distributions made pursuant to this subsection shall  be made  in cash, except that a Participant who elects to receive  a single-sum payment under Section 10.1(c)(i) can elect to  receive

Amoco   common  stock  in-kind.   The  Plan  Administrator  shall

liquidate  the  Participant's Accounts to make a distribution  to him pursuant to this Section in the following order:

               Accounts

               (1)  After-Tax Savings Account;

               (2)  Rollover Account;

               (3)  Company Contribution Account; and

               (4)  Tax-Deferred Savings Account.

     As  the  Plan  Administrator  liquidates  the  Participant's

Accounts in the above order, he shall liquidate the Participant's

Investment Funds in the following order:

               Investment Funds

               (1)  Money Market Fund;

               (2)  Equity Index Fund;

               (3)  Balanced Fund;

               (4)  Bond Index Fund;

               (5)  U.S. Savings Bonds; and

               (6)  Amoco Stock Fund.

     10.2 Termination of Employment Prior to Retirement or Death.

          (a)   If a Participant's service with the Employer  and

     the  Affiliated  Companies  terminates  under  circumstances other  than  as  provided for under subsections  10.1(b)  or

     10.6,  he  shall be 100% vested in an amount  equal  to  the market  value of his Tax-Deferred Savings Account, After-Tax

     Savings  Account  and Rollover Account.  In  addition,  such

     Participant shall be 100% vested in an amount equal  to  the greater of: (1) the market value of his Company Contribution

     Account  less  the value of the sum of the Company  Matching

     Contributions  valued on the date credited  to  his  Company

     Contribution  Account, times the result of  100%  minus  the vested  percent,  a  percentage based on  years  of  Vesting

     Service  as provided below; or (2) the market value  of  the

     Participant's   Company  Contribution  Account   times   the

     Participant's  vested percentage based  upon  his  years  of

     Vesting Service, as follows:

      Years ofVesting Service
At least  But    Less Percentage
          Than        Vested
          2 years     0%
2 years   3 years     25%
3 years   4 years     50%
4 years   5 years     75%
5 years               100%


     Notwithstanding  the  foregoing, if a Participant's  service with  an  Employer terminates because of (1) a sale of  stock  or assets  of  the Employer, a merger or other transaction involving an Employer, each involving a third party, the result of which is the  Employer is no longer deemed an Employer by Amoco,  or  such other  transaction as may be approved by Amoco or (2)  under  the terms  of  a  voluntary  or involuntary Employer  severance  plan officially adopted by an Employer as evidenced by a written  plan document,  he  shall  be 100% vested in his Company  Contribution

Account.  The benefit determined in accordance with the foregoing provision  shall never be adjusted or altered in any  fashion  on account  of  any  years of Vesting Service which the  Participant might  complete  upon  reemployment with an Employer,  except  as otherwise provided in Section 10.3(b).

          (b)(i)      Vesting  Service  and  Period  of   Vesting

               Service.  Effective with regard to the calculation

               of  Vesting Service on or after October  1,  1991,

               Vesting  Service means the aggregate of all  years

               and fractions of years of an Employee's Periods of

               Vesting Service with an Employer and an Affiliated

               Company.   A Period of Vesting Service  means  the

               period  beginning on the first day of the calendar

               month during which the Employee enters service (or

               reenters  service) and ending on  the  termination

               date  (as  defined  below) with  respect  to  such

               period, subject to the following special rules:

                    (A)   An  Employee shall be deemed  to  enter

               service on the date he first completes an Hour  of

               Service.

                    (B)   An  Employee shall be deemed to reenter

               service  on the date following a termination  date

               when he again completes an Hour of Service.

                    (C)   The  termination date  of  an  Employee

               shall be the last day of the calendar month during

               which the earlier of the following occurs: (i) the

               date he quits, is discharged, retires or dies,  or

               (ii)   except   as  provided  below,   the   first

               anniversary of the date he is absent from  service

               for  any  other reason (including, but not limited

               to,  vacation,  holiday,  leave  of  absence,  and

               layoff).   If  an  Employee, absent  from  service

               under  circumstances described  in  (ii)  of  this

               paragraph, quits, is discharged, retires  or  dies

               before  the  first anniversary of commencement  of

               said  absence, his termination date shall  be  the

               date he quits, is discharged, retires or dies.  An

               absence described in (ii) of this paragraph  shall

               be  deemed to commence with respect to an Employee

               on the date he is terminated as an Employee on the

               payroll  records of the Employer or an  Affiliate.

               Notwithstanding   the  foregoing   provisions   of

               (b)(i),  an  Employee  shall  be  deemed  to  have

               continued  in  service  (and  thus  not  to   have

               incurred  a  termination date) for  the  following

               periods:

                    (i)  any   period  for  which  he  shall   be

                         required to be given credit for  service

                         under any laws of the United States; and

                    (ii) any  period  for  which  he  is  on   an

                         approved  medical  or family  "leave  of

                         absence".

                    (D)   All  periods of service of an  Employee

               shall  be  aggregated in determining  his  Vesting

               Service  unless they can be disregarded under  the

               break in service rules of Section 10.3.

                    (E)  If an Employee shall be absent from work

               because he quits, is discharged or retires, and he

               reenters  service before the first anniversary  of

               the  date  of  such absence, such date  shall  not

               constitute  a termination date and the  period  of

               such absence shall be included as service.

          (ii) Month of Vesting Service.       A Month of Vesting

               Service  means  a calendar month during  which  an

               Employee is credited with service.

          (iii)      Year of Vesting Service.   A Year of Vesting

               Service   means  12  Months  of  Vesting  Service,

               whether or not consecutive.

          (iv) One-Year  Break in Service.      A One-Year  Break

               in  Service  means a period of twelve  consecutive

               calendar months during which the Employee  is  not

               credited with one Month of Vesting Service.

          (v)  Non-Duplication.      Notwithstanding anything  to

               the  contrary in this Section, a Participant shall

               not receive credit under the Plan for a period  of

               service more than once for Vesting Services.

          (c)   Form of Payment.      A Participant whose service

     terminates with his Employer under circumstances other  than in  accordance with subsection 10.1(b) (retirement) will  be paid a distribution of his vested Account balances in one of the following methods as selected by the Participant:

          (i)  a  single-sum payment at any time prior to age 65;

               or

          (ii) 10  annual  installments  commencing  as  soon  as

               practicable after his service terminates.

          The  election  to  receive 10  annual  installments  is

     irrevocable and all such installments shall be made in  cash and the Participant's Accounts and Investment Funds that  he is  invested  in shall be liquidated in the  same  order  as provided  in  Section 10.1(c).  If the Participant  has  not received his single-sum payment before his attainment of age

     65,  the  Plan Administrator shall distribute it as soon  as practicable after he reaches such age.  A single-sum payment made  pursuant  to this subsection shall be  made  in  cash,

     unless the Participant elects to receive Amoco common  stock in-kind.

          (d)   If  a Participant receives immediate distribution

     of  his Accounts, his Account balances will be determined as

     of   the   Valuation   Date   immediately   preceding   such

     distribution.

          (e)   The  determination of the amount  to  which  such

     terminated  Participant is entitled in accordance  with  the foregoing rules shall be made by the Plan Administrator.

          (f)    Any   portion   of   a   Participant's   Company

     Contribution Account to which he is not entitled at the time of  the  distribution  of  his  Account  balances  shall  be

     forfeited  by  him upon such termination of employment.   As

     soon  as practicable after such forfeitures occur they shall be used to reduce Company Matching Contributions or pay Plan administration expenses in accordance with Section 16.11.

     10.3  Reemployment.   If a terminated  Participant  who  was

partially or fully vested in his Company Contribution Account  is reemployed  by  an Employer, he shall again become a  participant upon  reemployment pursuant to Section 3.4.  All  future  Company

Matching   Contributions  shall  be  credited  to   his   Company

Contribution Account, and all his prior years of Vesting  Service shall  be  restored  for  the purpose of calculating  the  vested portion  of  such  Account.  Also, the  portion  of  his  Company

Contribution  Account that has been forfeited, if any,  shall  be restored  without interest to his Account.  Upon  any  subsequent termination  of  employment  the nonforfeitable  portion  of  his

Company  Contribution Account shall be calculated as if any  non-

forfeitable amounts distributed upon the previous termination had been repayed to the Plan.

     If  such  a  terminated Participant was  0%  vested  in  his

Company  Contribution Account under Section 10.2 at the  time  of his  prior  termination, the following special  provisions  shall apply:

          (a)   If  such  a terminated Participant is  reemployed

     after  incurring  5 or more consecutive One-Year  Breaks  In

     Service,  he shall have no right to the previously forfeited portion  of his Company Contribution Account, and his  prior years  of  Vesting  Service shall not be  restored  for  the purpose of calculating the vested portion of such Account.

          (b)   If  such  a terminated Participant is  reemployed

     before  incurring 5 consecutive One-Year Breaks In  Service,

     the   portion  of  the  Participant's  Company  Contribution

     Account  that  had been forfeited shall be restored  without interest to his Account.  In order to effect the restoration of  previously forfeited amounts to a Participant's  Company

     Contribution  Account,  the Plan Administrator  shall  first utilize  any  available  forfeitures,  and  then  requesting additional Employer Contributions which shall be paid by the

     Employer,  and his prior years of Vesting Service  shall  be restored  for the purpose of calculating the vested  portion of such Account.

          Notwithstanding  this section 10.3, if  a  Participant,

     after  his  military  leave of absence  expires,  files  for restoration of his job during one of the periods  prescribed by the Vietnam Era Veterans' Readjustment Act of 1974 and is

     hired  by  an  Employer, his prior years of Vesting  Service shall  be  restored  and he shall be credited  with  Vesting

     Service for the period of time he was on the military  leave

     of  absence.   In  addition,  the  portion  of  his  company

     contribution Account that has been forfeited, if any,  shall be restored without interest to his Company Account.

     10.4  $3,500  Cash-Out.  If the value of the  nonforfeitable portion  of the Participant's Accounts does not exceed $3,500  as of  any date after his termination of service for any reason, the

Plan  Administrator shall distribute in cash and in a  single-sum payment the entire balance in his Accounts in accordance with the applicable rules of the Plan Administrator.

     10.5  Required  Distribution  Date.   Distribution  to   any

Participant  (whether  employed  by  an  Employer,   retired   or

otherwise  terminated)  must  be  made  no  later  than  April  1 following  the  calendar year in which he reaches age  70-1/2  in

accordance  with  the  minimum  distribution  rules  of   Section

401(a)(9) of the Code and the regulations promulgated thereunder;

provided, however, that in the case of a Participant who attained age  70-1/2 prior to January 1, 1988, distribution may be delayed until April 1 following the calendar year in which he retires  if such Participant is not a 5% owner.

     10.6 Distribution Upon Death of a Participant.

          (a)  In General.  If Participant dies while employed by

     the  Employer or an Affiliated Company with a balance in any

     Account under the Plan, his Beneficiary will receive 100% of the  amount in his Accounts.  Such amount will be determined as of the Valuation Date immediately preceding the date when the  Plan Administrator makes such distribution.  After  the

     Plan  Administrator receives instructions from Amoco  as  to

     who   the  Beneficiary  is,  he  shall  distribute  to  such

     Beneficiary  in cash, Amoco common stock, or any combination thereof  as directed by Amoco, the remaining amount  in  the deceased  Participant's Accounts as soon as administratively practicable.

          (b)   Designation  of Beneficiary.  A  Participant  may

     designate one or more Beneficiaries and may revoke or change such designation at any time.  If the Participant names  two or  more Beneficiaries, distribution to them will be in such

     proportions  as  the  Participant  designates  or,  if   the

     Participant does not so designate, in equal shares pro  rata from  such  Participant's Accounts.  No such  revocation  or designation  shall  be  effective unless  and  until  it  is

     received   by   the  Employer  or  its  agent   before   the

     Participant's  death in such form and manner established  by

     Amoco and the Plan Administrator.

          Notwithstanding  the  preceding  paragraph,  the   sole

     Beneficiary   of   a  married  Participant   will   be   the

     Participant's spouse unless the spouse consents  in  writing

     to  the  designation of another person as beneficiary.   The

     spouse's consent must acknowledge the effect of such consent and be witnessed by a notary public.

          (c)   No  Designation.  Any portion of  a  distribution

     payable  upon  the  death  of a  Participant  which  is  not disposed  of by a designation of Beneficiary for any  reason whatsoever  will  be  paid  to the Participant's  spouse  if living at his death, otherwise to the Participant's estate.

          (d)  Payment Under Prior Designation.  Amoco may direct

     the Plan Administrator to make payment in accordance with  a

     prior   designation  of  Beneficiary  (and  will  be   fully

     protected in so doing) if such direction (i) is given before a  later  designation is received, or (ii) is due to Amoco's inability to verify the authenticity of a later designation.

     Such  a  distribution will discharge all liability  therefor under the Plan.

          (e)   Risk  of  Loss.   The value  of  a  Participant's

     nonforfeitable interest in his Account shall continue to  be adjusted  to  reflect  the  investment  performance  of  the

     Investment  Fund(s) in which his Account  is  invested  (and shall  therefore remain subject to the risk of loss)  during the  period between the Participant's separation of  service and  the date when the Participant's nonforfeitable interest in his Account has been distributed in full.

     10.7 Rehire Before Distribution.  If a former Participant is

rehired   by   an  Employer  or  an  Affiliated  Company   before

distribution  of  his Accounts has been made,  such  distribution will be deferred until his subsequent termination of employment.

     10.8  Waiver of 30 Day Notice.  If a distribution is one  to which section 401(a)(11) and 417 of the Code does not apply, such distribution  may  commence less than 30 days  after  the  notice

required   under   section  1.411(a)11(c)  of  the   Income   Tax

Regulations is given, provided that:

     (1)  the  Plan Administrator clearly informs the Participant that  the  Participant has a right to a  period  of  at

          least  30  days after receiving the notice to  consider

          the  decision of whether or not to elect a distribution

          (and, if applicable, a particular distribution option),

          and

     (2)  the    Participant,   after   receiving   the   notice,

          affirmatively elects a distribution.



                           ARTICLE XI

                        DIRECT ROLLOVERS



     11.1 Direct Rollover.  This section applies to distributions made  on or after January 1, 1993.  Notwithstanding any provision of  the  Plan  to  the  contrary that  would  otherwise  limit  a distributee's  election  under this section,  a  distributee  may elect,  at  the  time and in the manner prescribed  by  the  Plan

Administrator,  to  have  any portion  of  an  eligible  rollover distribution  provided  for in this  Plan  paid  directly  to  an eligible retirement plan specified by the distributee in a direct rollover.

     11.2 Definitions.

          (a)     "Eligible   Rollover   Distribution"   is   any

     distribution provided for in this Plan of all or any portion of the balance to the credit of the distributee, except that

     an  eligible  rollover distribution does not  include:   any

     distribution that is one of a series of substantially  equal periodic  payments (not less frequently than annually)  made for  the life (or life expectancy) of the distributee or the

     joint   lives   (or   joint  life   expectancies)   of   the

     distributee's  designated beneficiary, or  for  a  specified period  of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the

     Code;  and  the  portion  of any distribution  that  is  not includable in gross income (determined without regard to the exclusion  for net unrealized appreciation with  respect  to employer securities).

          (b)    "Eligible  Retirement  Plan"  is  an  individual

     retirement account described in section 408(a) of the  Code,

     an individual retirement annuity described in section 408(b)

     of  the Code, an annuity plan described in section 403(a) of the  Code, or a qualified trust described in section  401(a)

     of   the  Code,  that  accepts  the  distributee's  eligible

     rollover  distribution.  However, in the case of an eligible rollover  distribution to the surviving spouse, an  eligible retirement  plan  is  an  individual retirement  account  or individual retirement annuity.

          (c)    "Distributee"   includes  a   Participant,   the

     Participant's surviving spouse and the Participant's  spouse who  is  the  alternate  payee under  a  qualified  domestic relations order, as defined in section 414(p) of the Code.

          (d)   "Direct Rollover" is a payment by the Plan to the

     eligible retirement plan specified by the distributee.



                           ARTICLE XII

            AMENDMENT, MERGER AND TERMINATION OF PLAN



     12.1  Amendment of Plan.  At any time and from time to time,

Amoco  may  amend or modify any or all of the provisions  of  the

Plan  without  the  consent  of  any  person,  provided  that  no amendment  will  reduce any Participant's nonforfeitable  Account balance  as  of  the  date  such amendment  is  adopted  (or  its effective  date  if  later)  or eliminate  an  optional  form  of benefit,  and provided further that no amendment will permit  any part  of the Trust Fund to revert to the Employer or be used  for or  diverted to purposes other than for the exclusive benefit  of

Participants  or  their  Beneficiaries,  except  as  provided  in

Section 4.6.

     12.2  Merger of Plans.  A merger or consolidation  with,  or transfer  of  assets or liabilities to, any other  plan  will  be permitted  only if the benefit each Participant would receive  if

such   plan   were  terminated  immediately  after  the   merger,

consolidation or transfer is not less than the benefit  he  would have received if this Plan had terminated immediately before  the merger, consolidation or transfer.

     12.3  Termination.  Amoco has established the  Plan  and  is maintaining the Plan with the bona fide expectation and intention that  it will continue the Plan indefinitely, but Amoco will  not be  under any obligation or liability whatsoever to maintain  the

Plan  for  any  particular length of time.   Notwithstanding  any

other  provision  hereof, Amoco may terminate this  Plan  at  any time.  There will be no liability to any Participant, Beneficiary or  other  person  as  a  result of any  such  discontinuance  or termination.

     The Employer's failure to make contributions in any year  or years  will  not operate to terminate the Plan in the absence  of formal action by Amoco to terminate the Plan.

     12.4 Effect of Termination.  Upon complete discontinuance of contributions or termination or partial termination of the  Plan,

the Tax-Deferred Savings, After-Tax Savings and Rollover Accounts

of  affected  Participants will remain nonforfeitable  and  their

Company  Contribution Account will become nonforfeitable.   After

termination  of the Plan, no Employee will become  a  Participant

and   no   further  Savings  Contributions  or  Company  Matching

Contributions will be made hereunder on behalf of Participants.

     The  Trustee will continue to hold the assets of  the  Trust

Fund  for  distribution  as directed by the  Plan  Administrator.

Amoco will determine whether to direct the Plan Administrator who will,  in turn, direct the Trustee to disburse the Plan's  assets as immediate benefit payments, to retain and disburse them in the

future,  or  to  follow  any  other  procedure  which  it   deems

advisable.



                          ARTICLE XIII

                        NAMED FIDUCIARIES



     13.1 Identity of Named Fiduciaries.

          (a)   Named  Fiduciaries.  Amoco or  its  delegates  as

     provided  by Resolution of its Board of Directors, the  Plan

     Administrator,  the  Trustee  and  any  investment   manager

     appointed  by Amoco will be the named fiduciaries under  the

     Plan and will control and manage the Plan and its assets  to the  extent and in the manner indicated in the Plan, in  the

     Administrative and Recordkeeping Services Agreement, in  the

     Trust  Agreement and as described in certain delegations  of authority  of the Board of Directors of Amoco to the  extent such delegations are not inconsistent with the terms of  the

     Plan.  Any responsibility assigned to a named fiduciary will not  be deemed to be a duty of a "fiduciary" (as defined  in

     ERISA) solely because of such assignment.

          (b)   Plan  Administrator.  State Street Bank  &  Trust

     Company  of Boston has been appointed by Amoco as the  "Plan

     Administrator" as defined in ERISA.

     13.2  Responsibilities and Authority of Plan  Administrator.

The   Plan  Administrator  will  have  the  responsibilities  and authority with respect to control and management of the Plan  and its assets as set forth in detail in various articles of the Plan including  Article XIII and the Administrative and  Recordkeeping

Services Agreement.

     13.3 Responsibilities and Authority of Trustee.  The Trustee

will  manage  and control the assets of the Plan, except  to  the extent  that  such  responsibilities  are  specifically  assigned hereunder  or  under  the  Trust Agreement  to  Amoco,  the  Plan

Administrator  or the Participants, or are delegated  to  one  or more  investment  managers  by Amoco.  The  responsibilities  and authority of the Trustee are set forth in detail primarily in the

Trust Agreement.

     13.4  Responsibilities  of  Amoco.   Amoco  will  have   the

responsibilities and authority to appoint, remove and replace the

Trustee   and   the   Plan  Administrator,   to   monitor   their

performances, to resolve Plan appeals and to amend and  terminate the  Plan and Trust.  The responsibilities and authority of Amoco are  set forth in further detail in the various articles  of  the

Plan  and  in  the Trust Agreement and in the Administrative  and

Recordkeeping Services Agreement.

     13.5  Responsibilities  Not  Shared.   Except  as  otherwise

provided  herein  or required by law, each named  fiduciary  will have  only those responsibilities that are specifically  assigned to it hereunder, in the Administrative and Recordkeeping Services

Agreement,  and  in the Trust Agreement, and no  named  fiduciary

will   incur   liability  because  of  improper  performance   or

nonperformance  of  responsibilities assigned  to  another  named fiduciary.

     13.6 Dual Fiduciary Capacity Permitted.  Any person or group of  persons  may  serve  in  more than  one  fiduciary  capacity,

including service both as Trustee and Plan Administrator.

     13.7  Actions  by Amoco.  Wherever the Plan  specifies  that

Amoco  is  required or permitted to take any action, such  action will  be taken by its board of directors, or by a duly authorized committee  thereof,  or  by  one  or  more  directors,  officers,

employees or other persons duly authorized to do so by the  board of directors.

     13.8  Advice.  A named fiduciary may employ or  retain  such

attorneys,   accountants,   investment   advisors,   consultants,

specialists  and other persons or firms as it deems necessary  or desirable  to  advise  or  assist it in the  performance  of  its duties.  Unless otherwise provided by law, the fiduciary will  be fully  protected with respect to any action taken or  omitted  by him  or  it  in  reliance upon any such person or  firm  rendered within his or its area of expertise.

     13.9  Design Decisions.  Decisions regarding the  design  of the  Plan  shall be made in a settlor capacity and shall  not  be governed by the fiduciary responsibility provisions of ERISA.



                           ARTICLE XIV

                       PLAN ADMINISTRATOR



     14.1 Appointment.  Amoco will appoint a Plan Administrator.

     14.2  Notice to Trustee.  Amoco will notify the  Trustee  in writing  of  the  appointment, and the Trustee  may  assume  such appointment  continues  in effect until  written  notice  to  the contrary is given by Amoco.

     14.3  Administration  of Plan.  The Plan  Administrator  and

Amoco   will   have  all  powers  and  authority  necessary   and

appropriate to carry out its responsibilities as provided in  the

Plan  and  agreed  upon in the Administrative  and  Recordkeeping

Services   Agreement   with  respect   to   the   operation   and

administration  of the Plan.  All determinations and  actions  of the  Plan Administrator and Amoco will be conclusive and  binding upon  all persons, except as otherwise provided herein or by law,

and  except that the Plan Administrator and Amoco may  revoke  or

modify  a determination or action previously made in error.   The

Plan  Administrator  and  Amoco  will  exercise  all  powers  and authority given to it in a nondiscriminatory manner.

     14.4  Reporting and Disclosure.  The Plan Administrator  and

Amoco,  as  agreed  upon in the Administrative and  Recordkeeping

Services  Agreement,  will prepare, file, submit,  distribute  or make  available any plan descriptions, reports, statements, forms or  other information to any government agency, Employees, former

Employees,  or Beneficiary as may be required by law  or  by  the

Plan.

     14.5  Records.  The Plan Administrator will record its  acts and  decisions, and keep all data, records, books of account  and instruments  pertaining  to plan administration,  which  will  be

subject  to  inspection  or audit by  Amoco  at  any  time.   The

Employer  will  supply  all  information  required  by  the  Plan

Administrator  to administer the Plan, and the Plan Administrator may rely upon the accuracy of such information.

     14.6  Claims  Review Procedure.  A claim for benefits  under

the   Plan  by  a  Participant,  Surviving  Spouse,  Beneficiary,

Alternate  Payee  or any other person shall be filed  in  writing with  the  Plan  Administrator.  The  Plan  Administrator  shall,

within a reasonable time, consider the claim and shall issue  his determination in writing.  If the claim is denied in whole or  in part  by  the  Plan Administrator, the Plan Administrator  shall,

within  a  reasonable time, provide the claimant with  a  written notice  setting forth in a manner calculated to be understood  by the claimant:

          (a)   The specific reason or reasons for the denial  of

     the cliam;

          (b)  Specific reference to pertinent Plan provisions on

     which the denial is based;

          (c)   A  description  of  any  additional  material  or

     information necessary for the claimant to perfect the  claim and  an  explanation of why such material or information  is necessary; and

          (d)    An   explanation  of  the  Plan's  claim  review

     procedure.

     Amoco   shall  provide  each  claimant  with  a   reasonable

opportunity to appeal a denial of the claim to Amoco for  a  full

and   fair   review.   The  claimant  or  his   duly   authorized

representative  shall  be  permitted to  request  a  review  upon written  application to Amoco to review pertinent documents,  and to  submit  issues and comments in writing.  Amoco may  establish such  time  limits within which claimants may request  review  of denied claims as are reasonable in relation to the nature of  the benefit  that is the subject of the claim and to other  attendant circumstances, but which in no event shall be less than  60  days after receipt by the claimant of written notice of denial of  his claim.  The decision by Amoco  with respect to the claim shall be made  not  later  than 60 days after receipt of the  request  for review, unless special circumstances require an extension of time for  processing, in which case a decision shall  be  rendered  as soon as possible but not later than 120 days after receipt of the request  for review.  The decision on review shall be in writing,

shall  include  specific reasons for the  decision  and  specific references to the pertinent Plan provisions on which the decision is  based  and  shall  be written in a manner  calculated  to  be understood by the claimant.  To the extent permitted by law,  the decision  of  the  Plan Administrator (if no review  is  properly requested)  or the decision of Amoco on review, as the  case  may be,  shall be final and binding on all parties if it is supported by  the facts that were considered and is reasonably based on the applicable provisions of law, the Plan and the Trust Agreement.

     Any  person  eligible  to receive benefits  hereunder  shall furnish  to  the  Plan Administrator or Amoco any information  or evidence  requested  by  the  Plan  Administrator  or  Amoco  and reasonably  required for the proper administration of  the  Plan.

Failure on the part of any person to comply with any such request within  a  reasonable period of time shall be sufficient  grounds for  delay  in the payment of any benefits that may be due  under the  Plan until such information or evidence is received  by  the

Plan Administrator or Amoco.  The Plan Administrator or Amoco may

recoup from the payments to any person any amount previously paid to  such person to which he was not entitled under the provisions of the Plan.

     14.7 Administrative Discretion; Final Authority.

          (a)   The Plan Administrator, and Amoco with regard  to

     the   handling   of  appeals,  shall  have   the   exclusive

     discretionary authority to interpret the Plan and to  decide any  and  all  matters arising hereunder, including  without

     limitation   the  right  to  remedy  possible   ambiguities,

     inconsistencies, or omissions by general rule or  particular

     decision;   provided  that  all  such  interpretations   and

     decisions    shall   be   applied   in   a    uniform    and

     nondiscriminatory   manner   to   all    Participants    and

     beneficiaries   who  are  similarly  situated.    The   Plan

     Administrator  and Amoco with regard to Plan  appeals  shall determine conclusively for all parties all questions arising out of the interpretation or administration of the Plan.

          (b)  The Plan Administrator may delegate authority with

     respect  to certain matters, and the Plan Administrator  may allocate its responsibilities among Amoco employees.

          (c)  To the extent that the Plan Administrator properly

     delegates  or allocates administrative powers or  duties  to any  other  individual or entity, such individual or  entity shall  have exclusive discretionary authority, as  described in subsection 14.7(a), to exercise such powers or duties.



                           ARTICLE XV

                     PARTICIPATING EMPLOYERS



     15.1  Adoption by Other Employers.  Notwithstanding anything herein  to  the  contrary, with the consent of Amoco,  any  other entity may adopt this Plan and all of the provisions hereof,  and participate herein and be known as a participating Employer, by a properly  executed Participation Agreement or other documentation evidencing  said intent and will of such participating  Employer.

A  Participation  Agreement  may  contain  terms  and  conditions approved  by Amoco that apply only to such participating Employer and shall constitute an amendment of the Plan.

     15.2  Designation  of  Agent.  Each  participating  Employer shall be deemed a part of this Plan; provided, however, that with respect  to  all  of  its relations with  the  Trustee  and  Plan

Administrator  for  the purpose of this Plan, each  participating

Employer shall be deemed to have designated irrevocably Amoco  as its agent.

     15.3 Employee Transfers.  It is anticipated that an Employee may  be  transferred  between participating  Employers  and  non-

participating  Affiliated  Companies.   No  such  transfer  shall

effect  a  termination of employment hereunder  for  purposes  of

Section 10.

     15.4  Discontinuance  of Participation.   Any  participating

Employer  shall  be  permitted  to  discontinue  or  revoke   its

participation in the Plan with a properly executed document filed with Amoco and with the consent of Amoco.

     15.5 Participating Employer Contribution for Affiliate.   If

any  participating Employer is prevented in whole or in part from making  a contribution to the Trust Fund which it would otherwise have  made under the Plan for any reason, then, pursuant to  Code

Section  404(a)(3)(B),  so much of the  contribution  which  such participating Employer was so prevented from making may be  made,

for   the   benefit  of  the  participating  Employees  of   such

participating Employer, by the other participating Employers  who are  members of the same affiliated group within the  meaning  of

Code Section 1504.



                           ARTICLE XVI

                          MISCELLANEOUS



     16.1 Qualified Domestic Relations Orders.

          (a)   A Qualified Domestic Relations Order (QDRO) is  a

     judgment,  decree, or order which meets the requirements  of

     Code  Section  414(p).  An alternate payee is an  individual named  in  the  QDRO who is to receive some or  all  of  the

     Participant's benefits.

          (b)  Upon receipt of written directions from Amoco that

     a Participant's Accounts could be subject to a QDRO the Plan

     Administrator will prohibit such Participant from making any

     type   of   withdrawal  and  making  a   loan.    The   Plan

     Administrator  shall prohibit the above  transactions  until directed otherwise in writing by Amoco.

          (c)   A payment to an alternate payee shall be in  cash

     and in a single sum immediately after Amoco directs the Plan

     Administrator  in  writing, even if the Participant  is  not otherwise eligible for an immediate distribution.

     16.2  Nonalienation  of  Benefits.   No  benefit,  right  or

interest hereunder of any person will be subject to anticipation,

alienation,  sale, transfer, assignment, pledge,  encumbrance  or charge,  or  to seizure, attachment or other legal, equitable  or other  process,  or  be  liable for, or subject  to,  the  debts,

liabilities  or  other  obligations of such  person,  except  (1)

federal  tax  liens, and (2)  rules that Amoco may prescribe  for the  payment  of  benefits in accordance with Qualified  Domestic

Relations Orders as defined in Section 16.1.

     16.3  Payment  of  Minors  and Incompetents.   If  the  Plan

Administrator  or Amoco deems any person incapable  of  giving  a binding  receipt  for benefit payments because of  his  minority,

illness,  infirmity  or other incapacity, it may  direct  payment directly  for  the  benefit  of such person,  or  to  any  person selected  by Amoco to disburse it.  Such payment, to  the  extent thereof, will discharge all liability for such payment under  the

Plan.

     16.4  Current  Address  of Payee.  Any  person  entitled  to benefits is responsible for keeping Amoco informed of his current address  at  all times.  The Plan Administrator, the Trustee  and

Amoco have no obligation to locate such person, and will be fully protected  if all payments and communications are mailed  to  his last  known address, or are withheld pending receipt of proof  of his  current address and proof that he is alive.  If payments are withheld and after reasonable efforts, the Plan Administrator  or

Amoco  cannot locate a former Participant (or Beneficiary) within a  reasonable time, but in any event not later than 4 years,  the amount of the Participant's Accounts shall be forfeited and shall be  reapplied  in  such  a  way as to reduce  succeeding  Company

Matching Contributions under the Plan; provided, however, that if such  former  Participant (or Beneficiary) subsequently  files  a claim  for  benefits with the Plan Administrator  or  Amoco  with respect  to  his  Account balances under the Plan,  his  Accounts shall  be restored to the value previously forfeited (and without interest) from such Accounts.

     16.5  Disputes over Entitlement to Benefits.  If two or more

persons   claim  entitlement  to  payment  of  the  same  benefit

hereunder,  the  Plan Administrator, as directed  by  Amoco,  may withhold  payment  of  such benefit until the  dispute  has  been determined  by  a  court of competent jurisdiction  or  has  been settled by the persons concerned.

     16.6  Payment  of Benefits.  Unless he elects  otherwise,  a

Participant's benefit payments under the Plan will begin no later than 60 days after the close of the Plan Year in which the latest of  the  following  dates  occurs:  (a) the  date  he  terminates service  with  his Employer; (b) his 65th birthday;  or  (c)  the tenth anniversary of the year in which he began participating  in the Plan.

     16.7 Top-Heavy Plan Provisions.

          (a)    Applicability  of  Section.   This  section   is

     included  in  the  Plan  to meet the  requirements  of  Code

     Section  416,  and the provisions of this  section  will  be operative  only  if,  when  and  to  the  extent  that  Code

     Section  416  applies  to the Plan.  At  such  time  as  the requirements  of Code Section 416 apply to the Plan  because the Plan is top-heavy as defined in subsection (b)(i) below,

     the  provisions of this section will apply and  will  govern over contrary provisions of the Plan.

          (b)  Definitions.

          (i)  The Plan will be top-heavy for a Plan Year if,  as

               of  the  determination date, the sum  of  (A)  the

               aggregate  amount in the accounts of  Participants

               who  are  key  employees  (including  all  defined

               contributions   plans  within  the   required   or

               permissive   aggregation  group)   and   (B)   the

               aggregate  present  value  of  cumulative  accrued

               benefits  of  Participants who are  key  employees

               (including  all defined benefit plans within  such

               group),   exceeds  60  percent  of   such   amount

               determined for all participants in all such plans.

          In  determining  the amounts in Participants'  Accounts

     and  present  values  of  the  accrued  benefits  under  the preceding  two paragraphs, (1) the present value of  accrued benefits will be based on the actuarial assumptions used  to

     determine   the   minimum  funding  requirements   of   Code

     Section  412(b);  if there is more than one defined  benefit plan  in the aggregation group, each plan will use the  same actuarial assumption for purpose of the top heavy  test,  as determined by the actuary; (2) distributions made during the five  years ending on the determination date will  be  taken into  account; (3) rollover contributions will be taken into account  only  to  the extent provided in regulations  under

     Code  Section 416(g)(4)(A); (4) account balances and accrued benefit  values of a person who was but no longer is  a  key employee  will be disregarded; and (5) account balances  and accrued  benefit  values  of  any  individual  who  has  not performed  any services for the employer at any time  during the  five  years ending on the determination  date  will  be disregarded.

          (ii) The determination date for purposes of determining

               whether the Plan is top-heavy under subsection (i)

               for  a particular Plan Year is the last day of the

               preceding  Plan Year, except that in the  case  of

               the first Plan Year of any Plan, the determination

               date is the last day of such Plan Year.

          (iii)      A  key  employee is any Employee  or  former

               Employee  who has satisfied Section 3.2 (including

               a  Beneficiary of such an employee) and who at any

               time  during  the  Plan Year or any  of  the  four

               preceding Plan Years was:

                    (A)   An  officer  of  the  Employer  or   an

               Affiliated  Employer  having  annual  compensation

               greater  than  50% of the amount in  effect  under

               Section  415(b)(1)(A) of the Code  for  such  Plan

               Year  (but no more than 50 Employees will be taken

               into  account  under this subsection  (A)  as  key

               employees);

                    (B)   One  of  the  10 Employees  owning  (or

               considered  as owning within the meaning  of  Code

               Section 318) the largest interests in the Employer

               or Affiliated Employer but only if such Employee's

               compensation for such plan year exceeds the amount

               specified  in  Code  Section  415(c)(1)(A).    For

               purposes  of  the  preceding  sentence,   if   two

               Employees  have the same interest in the  Employer

               or   Affiliated  Employer,  the  Employee   having

               greater  annual compensation from the Employer  or

               an  Affiliated Employer shall be treated as having

               a larger interest;

                    (C)  A person owning (or considered as owning

               within the meaning of Code Section 318) more  than

               5%  of  the  outstanding stock of the Employee  or

               Affiliated Employer or stock possessing more  than

               5%  of the total combined voting power of all such

               stock; or

                    (D)   A  person  who has annual  compensation

               from  the  Employer or an Affiliated  Employer  of

               more  than $150,000 and who would be described  in

               subsection  (C)  above if 1% were substituted  for

               5%.

                    For purposes of applying Code Section 318  to

               the   provisions   of   this   subsection   (iii),

               subparagraph (c) of Code Section 318(a)(2) will be

               applied  by  substituting "five percent"  for  "50

               percent."  In addition, the rules of Code  Section

               414(b),  (c),  (m)  and (o)  will  not  apply  for

               purposes    of    determining   ownership    under

               subsections (C) and (D) above.

          (iv) A   non-key  employee  is  an  Employee  who   has

               satisfied Section 3.2 (including a beneficiary  of

               such employee) and who is not a key employee under

               subsection (iii) above.

          (v)  A   required   aggregation  group   includes   all

               qualified  plans of the Employer or an  Affiliated

               Employer  in  which  a key employee  participates,

               including  a  terminated  plan,  and  each   other

               qualified  plan of the Employer or  an  Affiliated

               Employer  that enables any of such plans  to  meet

               the   requirements   of   Section   401(a)(4)   or

               Section 410 of the Code.  A permissive aggregation

               group includes (in addition to plans in a required

               aggregation group) any plan which Amoco designates

               for inclusion provided that inclusion of such plan

               does  not cause the group to fail the requirements

               of Section 401(a)(4) and Section 410 of the Code.

          (c)   Minimum Contribution.  For any Plan Year in which

     the  Plan  is  top-heavy, the Employer will make  a  minimum contribution  on  behalf of each non-key  employee  who  has satisfied  the  requirements of  Section  3.2  (and  who  is therefore eligible to make Savings Contributions) and who is

     employed  on  the  last day of the Plan Year.   The  minimum

     contribution  will  be  3%  of his  total  compensation  (as defined in Section 6.6) or, if less, the percentage for such

     Plan   Year   under  this  Plan  (and  any   other   defined

     contribution plan included in an aggregation group with this

     Plan) on behalf of the key employee for whom such percentage

     is  the  highest.   In  the case of a non-key  employee  who

     participates  in a qualified defined benefit plan  sponsored by the Employer, the minimum contribution shall be 5% of his total compensation (as defined in Section 6.6).

     16.8 Rules of Construction.

          (a)   A  word  or  phase defined or  explained  in  any

     section or article has the same meaning throughout the  Plan unless the context indicates otherwise.

          (b)   Where  the  context  so requires,  the  masculine

     includes the feminine, the singular includes the plural, and the plural includes the singular.

          (c)   Unless the context indicates otherwise, the words

     "herein," "hereof," "hereunder," and words of similar import refer to the Plan as a whole and not only to the section  in which they appear.

     16.9 Text Controls.  Headings and titles are for convenience only and the text will control in all matters.

     16.10      Applicable State Law.  To the extent  that  state

law  applies,  the  provisions of the  Plan  will  be  construed,

enforced  and administered according to the laws of the State  of

Illinois.

     16.11     Plan Administration Expenses.  All reasonable Plan

administration  expenses shall be paid out  of  the  Trust  Fund;

provided  that  the  obligation of the Trust  Fund  to  pay  such expenses  shall  cease to exist to the extent such  expenses  are paid  by  an  Employer  or  are paid  to  the  Trust  Fund  as  a reimbursement by an Employer.  This provision shall be deemed  to apply  to any contract or arrangement to provide for expenses  of

plan  administration  without  regard  to  whether  or  not   the

signatory  or  party  to such contract or arrangement  is,  as  a

matter   of   administrative  convenience,  an   Employer.    Any

reasonable plan administration expense paid to the Trust Fund  by an  Employer  as  a  reimbursement shall  not  be  considered  an

Employer  contribution and shall not be credited to Participants'

Accounts.   The Plan Administrator shall only direct the  Trustee

to  pay Plan administration expenses from the Trust Fund upon the written direction of Amoco.

     16.12     Voting and Tendering of Amoco Stock.

          (a)   For the purposes of voting or responding to  bona

     fide offers with respect to the Amoco Corporation Stock held by  the Plan, each Participant and Beneficiary of a deceased

     Participant whose Accounts are invested in whole or in  part in  the Amoco Stock Fund shall be a "named fiduciary" within

     the  meaning  of  Section 403(a)(1) of ERISA.   The  Trustee

     shall  follow  the  proper instructions, which  instructions shall  be held by the Trustee in strict confidence,  of  the

     Participants  and Beneficiaries with respect to  such  Amoco

     Corporation  stock in the manner described in  this  Section

     16.12.

          (b)   Before  each annual or special meeting  of  Amoco

     Corporation,  there  shall be sent to each  Participant  and

     Beneficiary  to whom Amoco Corporation stock is allocated  a copy  of  the  proxy solicitation material for the  meeting,

     together with a form requesting instructions to the  Trustee on  how to vote the Amoco Corporation stock allocated to his

     Accounts.   Upon receipt of such instructions,  the  Trustee

     shall vote the Amoco Corporation stock as instructed.

          (c)  The Trustee shall vote Amoco Corporation stock for

     which  no  voting  instructions are timely received  to  the extent required by law in its uncontrolled discretion.

          (d)   In  the event that a bona fide offer (such  as  a

     tender offer or exchange offer) shall be made to acquire any

     Amoco  Corporation Employer stock held by the Trustee,  each

     Participant  or Beneficiary of a deceased Participant  shall be  entitled to direct the Trustee as to the disposition  of the  Amoco  Corporation stock (including fractional  shares)

     allocated to his Accounts, and to direct the Trustee to take other  solicited action on his behalf (including the  voting of  such Stock) with respect to the Amoco Corporation  stock allocated  to this account.  Amoco, with the cooperation  of the  Trustee,  shall use its best efforts  to  provide  each

     Participant or Beneficiary to whom this paragraph may  apply with  a  copy  of any offer solicitation material  generally available  to  members  of the public  who  hold  the  Amoco

     Corporation stock affected by the offer, or with such  other

     written  information   as  the offeror  may  provide.   Such

     material   shall   be  provided  with  a   form   requesting

     instructions to the Trustee as to the disposition under  the offer  of  the  Amoco Corporation stock  allocated  to  each

     Account.   Upon  receipt  of  such  instructions  from   the

     Participant or Beneficiary, the Trustee shall respond to the offer  in accordance with such instructions with respect  to the Amoco Corporation stock allocated to the Account.

          (e)   The  Trustee shall respond to the offer described

     in  subsection  (d) with respect to Amoco Corporation  stock for  which no instructions are timely received to the extent required by law in its uncontrolled discretion.

     16.13       Transfer  of  Abandoned  ESOP  Assets  to  Plan.

Effective  November 30, 1989 the abandoned property in the  Amoco

Corporation   Employee   Stock  Ownership   Plan   ("ESOP")   was

transferred   to   the   Plan's   abandoned   property   account.

Notwithstanding  anything  in  the  Plan  to  the  contrary,  the following  shall  apply.  The assets transferred  from  the  ESOP shall  remain  in  the  Plan's abandoned property  account  until

December 31, 1990 and any remaining assets shall be forfeited  on

January  1,  1991.  If the ESOP Plan Administrator determines  an individual has a valid claim for benefits under the ESOP he shall instruct  the  Plan  Administrator in writing to  distribute  the

benefits.   Such  distribution will be made  from  the  abandoned

property  account, then the forfeiture account if  necessary  and then from additional employer contributions if necessary.

     16.14     Severability.  If any provision of this Plan shall

be  held  illegal or invalid for any reason, said  illegality  or invalidity shall not affect the remaining parts of this Plan, but this  Plan shall be construed and enforced as if said illegal  or invalid provision had never been included herein.

     16.15      Uniformed  Services Employment  and  Reemployment

Rights Act of 1994 ("USERRA").  Notwithstanding any provision  of the  Plan  to the contrary, any Participant or Eligible  Employee who  is  reemployed by an Employer after serving  in  the  United

States military within the time period prescribed by USERRA on or after December 12, 1994 shall be treated as not having incurred a

break  in  service  due  to  military service.   Such  reemployed

individual  shall have up to three times his period  of  military service  to make missed Participant contributions, not to  exceed

five  years.   The  Employer  will make  the  applicable  Company

Matching   Contributions   with  respect   to   any   Participant

contributions made pursuant to this Section.  No interest will be

charged   on   either  the  Participant  and   Company   Matching

Contributions,  and  the Participant will not  be  credited  with interest  or  earnings  that  would  have  been  earned  on  such contributions.

                    AMENDMENT AND RESTATEMENT

                               OF

                   AMOCO EMPLOYEE SAVINGS PLAN



WHEREAS, Amoco Corporation ("Amoco") maintains the Amoco Employee
Savings Plan ("Plan"); and

WHEREAS, amendment and restatement of the Plan is now considered desirable:

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of Amoco on September 27, 1994 which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco and the power reserved Amoco under subsection 12.1 of the Plan, the Plan is hereby amended and restated as evidence by the attached official text, effective July 1, 1996.


*****************************************************************


I, R. W. Anderson, Senior Vice President of Amoco Corporation
(Human Resources), hereby approve and adopt the attached offical text of the Amoco Employee Savings Plan, as amended and restated, effective July 1, 1996.


                              Dated this  24  day of September, 1996



                              R. Wayne Anderson
                              Senior Vice President, Amoco Corporation
                                As aforesaid

                        SEVENTH AMENDMENT

                               OF

                   AMOCO EMPLOYEE SAVINGS PLAN

        (As Amended and Restated Effective July 1, 1996)


WHEREAS, Amoco Corporation ("Amoco") maintains the Amoco Employee
Savings Plan ("Plan"); and

WHEREAS, amendment of the Plan is now considered desirable to allow Amoco to increase the Company Matching Contribution for certain collective bargaining units which have agreed to enter into memoranda of understanding with Amoco regarding certain benefit plan changes.

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of Amoco on September 27, 1994 which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco and the power reserved Amoco under subsection 12.1 of the Plan, the Plan is hereby amended, effective January 11, 1998 as follows:

1.   Section 4.1 is amended in its entirety to read as follows:

          "4.1 Savings Contributions. Each Employee who has met one of the participation requirements in
          Article III may make Tax-Deferred and/or After-Tax Savings Contributions to the Plan in integral percentages of his Applicable Compensation from a minimum of 1% percent to the following maximums. Subject to Code limitations, his maximum Tax-Deferred Savings Contributions in any Plan Year is 15% of his Applicable Compensation for such Plan Year. Also, subject to Code limitations, his maximum After-Tax Savings Contributions in any Plan Year is 20% of his Applicable Compensation for such Plan Year. The foregoing 15% Tax-Deferred Savings and 20% After-Tax Savings Contributions limitations are applied to the Participant's Applicable Compensation in each payroll cycle and only prospectively."

2.   Section 5.1 is amended in its entirety to read as follows:

          "5.1 Company Matching Contributions.  Effective
          January 11, 1998 for each Plan Year the Employer will make a matching contribution ("Company
          Matching Contributions") on behalf of each Participant who makes Tax-Deferred and/or After-
          Tax Savings Contributions in accordance with the following schedule. For each Plan Year the Company Matching Contributions made on behalf of each Participant will equal 100% of the sum of such Participant's Tax-Deferred and After-Tax
          Savings Contributions which are equal to or less than (1) 5% of such Participant's Applicable
          Compensation if he has less than 3 years of Vesting Service, (2) 6% of such Participant's
          Applicable Compensation if he has 3 or more years of Vesting Service but less than 6 years of Vesting Service, or (3) 7% of such Participant's
          Applicable Compensation if he has 6 or more years of Vesting Service."



*****************************************************************



I, J. F. Campbell, Senior Vice President of Amoco Corporation
(Human Resources), hereby approve and adopt the foregoing amendment of the Amoco Employee Savings Plan, effective January
11, 1998.


                              Dated this  9th  day of January, 1998


                              John F. Campbell
                              Senior Vice President, Amoco Corporation
                                As aforesaid

                         SIXTH AMENDMENT

                               OF

                   AMOCO EMPLOYEE SAVINGS PLAN

        (As Amended and Restated Effective July 1, 1996)


WHEREAS, Amoco Corporation ("Amoco") maintains the Amoco Employee
Savings Plan ("Plan"); and

WHEREAS, amendment of the Plan is now considered desirable to allow Amoco to increase the Company Matching Contribution for certain collective bargaining units which have agreed to enter into memoranda of understanding with Amoco regarding certain benefit plan changes.

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of Amoco on September 27, 1994 which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco and the power reserved Amoco under subsection 12.1 of the Plan, the Plan is hereby amended, effective January 1, 1998 as follows:

1. The last paragraph of Section 5.1 is amended to read as follows:

     "For purposes of this subsection (b) "Affected Union
     Employee" means each Participant who is employed by the Employer within any of the following bargaining units:

          (i)  OCAW Local No. 4-449 - Texas City Chemicals

          (ii) OCAW Local No. 4-449 - Texas City Refinery."



          **************************************************



I, R. W. Anderson, Senior Vice President of Amoco Corporation
(Human Resources), hereby approve and adopt the foregoing amendment of the Amoco Employee Savings Plan, effective January
1, 1998.


                              Dated this 24 day of December, 1997



                              R. Wayne Anderson
                              Senior Vice President, Amoco Corporation
                                As aforesaid

                         FIFTH AMENDMENT

                               OF

                   AMOCO EMPLOYEE SAVINGS PLAN

          (As Amended and Restated as of July 1, 1996)


WHEREAS, Amoco Corporation ("Amoco") maintains the Amoco Employee
Savings Plan (the "Plan"); and

WHEREAS, amendment of the Plan is now considered desirable to specify how the former employees of Amoco Production Company ("APC") and Amoco Gas Company ("AGC") who terminate due to the sale of certain facilities during the period commencing December 1, 1997 and ending July 1, 1998, will be treated under the Plan:

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of Amoco on September 27, 1994, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco, and the power reserved to Amoco under Section 21.01 of the Plan, the Plan is hereby amended effective December 1, 1997, to provide that all participants whose employment with APC or AGC is terminated because of the sale of any element of APC during the period commencing December 1, 1997 and ending July 1, 1998, shall become 100% vested in their Plan account balance and treated as no longer employed by Amoco or any of its participating subsidiaries for all purposes under the Plan.

          ******************************************************

I, R. W. Anderson, Senior Vice President of Amoco Corporation
(Human Resources), hereby approve and adopt the foregoing amendment of the Employee Savings Plan of Amoco Corporation and Participating Companies, effective December 1, 1997.


                                   Dated this  19  day of
                                   December, 1997


                                   R. Wayne Anderson
                                   Senior Vice President, Amoco Corporation
                                     As aforesaid

                        FOURTH AMENDMENT

                               OF

                   AMOCO EMPLOYEE SAVINGS PLAN

        (As Amended and Restated Effective July 1, 1996)


WHEREAS, Amoco Corporation ("Amoco") maintains the Amoco Employee
Savings Plan ("Plan"): and

WHEREAS, amendment of the Plan is now considered desirable to allow Amoco to increase the Company Matching Contribution and to make certain other changes:

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of Amoco on September 27, 1994 which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco and the power reserved Amoco under subsection 12.1 of the Plan, the Plan is hereby amended, effective January 1, 1998 as follows:

1. Section 4.1 is amended by adding the following sentence to the end thereto:

          "Except with respect to each Affected Union
          Employee (as defined in Section 5.1(b)), the maximum limitation of this Section 4.1 shall be reduced from 21% to 20% commencing effective for the entire payroll period ending on January 9, 1998."

2. The third sentence of Section 4.2 is amended to read as follows:

          "His Savings Contributions will begin as soon as administratively possible after the first full payroll period following the date he enrolls."

3.   Section 5.1 is amended in its entirety to read as follows:

          "5.1 Company Matching Contributions.

          (a) For each Plan Year commencing effective for the entire payroll period ending on January 9, 1998, the Employer will make a matching contribution ("Company Matching Contributions") on behalf of each Participant who makes Tax-Deferred and After-Tax Savings Contributions which are equal to or less than (1) 5% of such Participant's Applicable Compensation if he has less than 3 years of Vesting Service, (2) 6% of such Participant's Applicable Compensation if he has 3 or more years of Vesting Service but less than 6 years of Vesting Service, or (3) 7% of such Participant's Applicable Compensation if he has 6 or more years of Vesting Service.

          (b) Notwithstanding subsection (a), the maximum Company Matching Contributions for each Affected Union Employee will be (1) 4% of such Participant's Applicable Compensation if he has less than 3 years of Vesting Service, (2) 5% of such Participant's Applicable Compensation if he has 3 or more years of Vesting Service, but less than 6 years of Vesting Service, or (3) 6% of such Participant's Applicable Compensation if he has 6 or more years of Vesting Service.

          For purposes of this subsection (b), "Affected Union
          Employee" means each Participant who is employed by the Employer within any of the following bargaining units:

               (i)  OCAW Local No. 7-736-Wood River

               (ii) OCAW Local No. 7-1-Whiting Refinery

               (iii)     OCAW Local No. 7-1-Whiting Terminal

               (iv) OCAW Local No. 7-1-Whiting Refinery (Guards)

               (v)  OCAW Local No. 6-10-Mandan Refinery

               (vi) OCAW Local No. 4-449-Texas City Chemicals

               (vii)     OCAW Local No. 4-449-Texas City Refinery

               (viii)    OCAW Local No. 2-286-Salt Lake Refinery

               (ix) OCAW Local No. 3-1-Yorktown Refinery."

4. Section 8.2 is amended by deleting the second and third sentences thereto and inserting in lieu thereof the following sentence:

          "A Participant may not have more than two outstanding loans."

5. Section 9.4 is amended by revising the penultimate sentence thereto to read as follows:

          "If a Participant makes a withdrawal from his Tax-Deferred Savings Account he will be prohibited from making any Savings Contributions until the first day of the first payroll period commencing 12 months following the last day of the payroll period during which the distribution of the withdrawal occurred."



*****************************************************************



I, R. W. Anderson, Senior Vice President of Amoco Corporation
(Human Resources), hereby approve and adopt the foregoing amendment of the Amoco Employee Savings Plan, effective January
1, 1998.


                              Dated this  19  day of December, 1997



                              R. Wayne Anderson
                              Senior Vice President, Amoco Corporation
                                As aforesaid

                         THIRD AMENDMENT

                               OF

                   AMOCO EMPLOYEE SAVINGS PLAN

        (As Amended and Restated Effective July 1, 1996)


WHEREAS, Amoco Corporation ("Amoco") maintains the Amoco Employee
Savings Plan ("Plan"): and

WHEREAS, amendment of the Plan is now considered desirable to allow Amoco to make Supplemental Company Matching Contributions:

NOW, THEREFORE, pursuant to resolutions adopted by the Board of Directors of Amoco on September 27, 1994 which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco and the power reserved Amoco under subsection 12.1 of the Plan, the Plan is hereby amended, effective December 31, 1997 by adding the following new subsection 16.16:

"16.16         Conditions of Supplemental Company Matching
Contributions.

          (a) Supplemental Company Matching Contributions. For any Plan Year, Amoco may make Supplemental Company Matching Contributions to the Plan in the form of employer contributions (within the meaning of Section 404 of the Code), in cash, at least equal to a specified dollar amount. Such amount shall be determined by the Board of Directors of Amoco or an authorized officer of Amoco by appropriate written documentation.

          Any Supplemental Company Matching Contributions contributed for a Plan Year by Amoco may be made in one or more installments without interest. Amoco shall pay the Supplemental Company Matching Contributions at any time during the Plan Year, and for purposes of deducting such Contribution, shall make the Contribution, not later than the time prescribed by the Code for filing Amoco's Federal income tax return including extensions, for its taxable year that ends within such Plan Year.

          (b) Allocation of Supplemental Company Matching Contributions. The Supplemental Company Matching Contribution for any Plan Year shall be allocated to the Company Contribution Account of each Participant who was employed by an Employer on the first day of the Plan Year for which the Supplemental Company Matching Contribution is made, as follows:

               (1) First, the Supplemental Company Matching Contribution for the Plan Year shall be allocated to the Tax-Deferred Savings Account of each Participant as Tax-Deferred Savings Contributions pursuant to Article IV and to the Company Contribution Account of each Participant as Company Matching Contributions pursuant to Article V.

               (2)  Second, the balance of any Supplemental
Company Matching Contribution remaining after the allocation in subsection 16.16(b)(1) shall be allocated to the Company Contribution Account of each Participant who is employed by an Employer on the last day of the Plan Year, in the ratio that such
Participant's       Tax-Deferred Savings Contributions during the
Plan Year bears to the Tax-Deferred Savings Contributions of all such Participants during such Plan Year.

               (3)  The Plan Administrator shall reduce the
proportionate allocation under subsection 16.16(b)(2) to Highly Compensated Employees (as defined in Section 414(q) of the Code) to the extent necessary to comply with the provisions of Section 401(a)(4) of the Code and regulations thereunder.

               (4)  The Supplemental Company Matching
Contribution allocated to the Company Contribution Account of a Participant pursuant to subsection 16.16(b)(2) shall be treated in the same manner as Company Matching Contributions for all purposes of the Plan, and shall become vested in accordance with
Section 10.2.

               (5)  The Supplemental Company Matching
Contribution shall be held in a suspense account until allocated in accordance with this subsection 16.16. Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the Trust Fund as a whole, but shall be invested separately and all gains, losses, income and deductions attributable to such investment shall be applied to reduce any reasonable Plan administrative expense and thereafter, to reduce employer contributions (within the meaning of Section 404 of the Code). In the event that any Supplemental Company Matching Contribution remains to be allocated after the application of subsections 16.16(b)(2) and 16.16(b)(3), then such excess shall be held in a suspense account to be used to be allocated as Supplemental Company Matching Contributions in the next, and (to the extent necessary) succeeding, Plan Years.

               (6) Notwithstanding any provision of the Plan to the contrary, any allocation of a Participant's Tax-Deferred Savings Contributions shall be made under either Article IV or this subsection 16.16, as appropriate, but not both provisions. Similarly, any allocation of Company Matching Contributions shall be made under either Article V or this subsection 16.16, as appropriate, but not both provisions.

               (7) Notwithstanding any provision of the Plan to the contrary, any Supplemental Company Matching Contribution made to the Plan by Amoco (i) may not be returned to Amoco or any of its affiliates and (ii) can be made whether or not Amoco has current or accumulated profits."





*****************************************************************




I, R. W. Anderson, Senior Vice President of Amoco Corporation
(Human Resources), hereby approve and adopt the foregoing amendment of the Amoco Employee Savings Plan, effective December
31, 1997.

                              Dated this  19 day of December, 1997



                              R. Wayne Anderson
                              Senior Vice President, Amoco Corporation
                                 As aforesaid

                            SECOND AMENDMENT

                                   OF

                        EMPLOYEE SAVINGS PLAN OF

                AMOCO CORPORATION AND PARTICIPATING COMPANIES

                     (As Amended and Restated July 1, 1996)

WHEREAS, Amoco Corporation ("Amoco") maintains the Employee
Savings Plan of Amoco Corporation and Participating Companies
(the "Plan"); and

WHEREAS, amendment of the Plan is considered desirable:

NOW, THEREFORE, pursuant to the resolutions adopted by the Board of Directors of Amoco on September 27, 1994, which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco and the power reserved Amoco under Section 12.01 of the Plan, the Plan is hereby amended as follows:

Midgard Energy Company ("Midgard") employees who become employees of Amoco or any company participating in the Plan shall be given participation and vesting credit under the Plan for Midgard
service.   This provision shall apply only to employees accepting
employment on or after October 1, 1997 but not later than December 31, 1999.

I. R.W. Anderson, Senior Vice President (Human Resources) of
Amoco Corporation, hereby approve and adopt the foregoing amendment to the Plan, effective October 1, 1997.


Dated this  21 day of Oct, 1997


R. W. Anderson
Senior Vice President, Amoco Corporation
   As aforesaid

                         THIRD AMENDMENT

                               OF

                   AMOCO EMPLOYEE SAVINGS PLAN

        (As Amended and Restated Effective July 1, 1996)


WHEREAS, Amoco Corporation ("Amoco") maintains the Amoco Employee
Savings Plan ("Plan"): and

WHEREAS, amendment of the Plan is now considered desirable to specify how the former employees of Amoco and its participating subsidiaries who become employees of Altura Energy Ltd. during the period commencing March 1, 1997 and ending June 2, 1997 will be treated under the Plan:

NOW,  THEREFORE, pursuant to resolutions adopted by the Board of
Directors
of Amoco on September 27, 1994 which delegated various powers relating to employee benefit plans to the Senior Vice President (Human Resources) of Amoco and the power reserved Amoco under subsection 12.1 of the Plan, the Plan is hereby amended, effective March 1, 1997 to specify how the former employees of Amoco and its participating subsidiaries who become employees of Altura Energy Ltd. during the period commencing March 1, 1997 and ending June 2, 1997 they will be 100% vested in their Company Contribution Account balance, their outstanding loans will be subject to the Plan's default procedure, will not be able to initiate any new loans, will not be able to receive a lump-sum distribution resulting from a separation of service until they are no longer employed by Altura Energy Ltd. and will be able to make any type of in-service withdrawal under the Plan.
 .

*   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *
                                *

I, R. W. Anderson, Senior Vice President of Amoco Corporation
(Human Resources), hereby approve and adopt the foregoing amendment of the Amoco Employee Savings Plan, effective March 1,
1997.

                         Dated this  10 day of March, 1997.


                         R. Wayne Anderson
                         Senior Vice President, Amoco Corporation
                             As aforesaid